UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934

Filed by the Registrant	☒
Filed by a Party other than the Registrant	☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

FARADAY FUTURE INTELLIGENT ELECTRIC INC.
(Name of Registrant as Specified In Its Charter)

N/A

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

FARADAY FUTURE INTELLIGENT ELECTRIC INC.

18455 S. Figueroa Street
Gardena, California 90248

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
TO BE HELD ON September 19, 2025

Dear Stockholder:

You are cordially invited to attend a Special Meeting of Stockholders (including any adjournment, postponement or rescheduling thereof, the “Special Meeting”) of Faraday Future Intelligent Electric Inc., a Delaware corporation (“FF” or the “Company”), which will be held on September 19, 2025 at 9:00 a.m. Pacific Time. The Special Meeting will be held in a virtual meeting format only, via live audio webcast. Stockholders will not be able to attend the Special Meeting in person. To attend the Special Meeting, please visit www.virtualshareholdermeeting.com/FFIE2025SM. The live audio webcast will begin promptly at 9:00 a.m. Pacific Time, with online access beginning at 8:45 a.m. Pacific Time. If you plan to attend the Special Meeting, please refer to the attendance and registration information in the accompanying proxy statement (the “Proxy Statement”).

The Special Meeting will be held for the purpose of voting upon the following proposals (each of which is a “Proposal” and, together, the “Proposals”):

1.	To approve an amendment to the Company’s Third Amended and Restated Certificate of Incorporation, as amended (the “Charter”), to increase the number of authorized shares of the Company’s Class A common stock, par value $0.0001 per share (the “Class A Common Stock”), and Class B common stock, par value $0.0001 per share (the “Class B Common Stock,” and, together with the Class A Common Stock, the “Common Stock”), by 65,225,672, from 167,245,313 to 232,470,985 (representing an increase of approximately 39%), and increase the number of authorized shares of the Company’s Preferred Stock, by 5,031,000 shares, from 12,900,000 to 17,931,000, so that the total number of authorized shares of the Company’s Common Stock and Preferred Stock will be increased from 180,145,313 shares to 250,401,985 shares (the “Share Authorization Proposal”).

2.	To approve, in accordance with Nasdaq Listing Rule 5635(d), the issuance of Common Stock to holders of certain convertible notes and warrants (the “Private Placement Proposal”).

3.	To approve an amendment to the Company’s Charter to change the Company’s name from Faraday Future Intelligent Electric Inc. to Faraday Future AI Electric Vehicle Inc. (the “Name Change Proposal”).

4.	To approve an amendment to the Faraday Future Intelligent Electric Inc. Amended and Restated 2021 Stock Incentive Plan (the “2021 Plan”) in order to increase the number of shares of Class A Common Stock available for issuance under the 2021 Plan by an additional 9,500,000 shares (the “Amended 2021 Plan Proposal”).

5.	To approve one or more adjournments of the Special Meeting by the Company from time to time to permit further solicitation of proxies, if necessary or appropriate, if sufficient votes are not represented at the Special Meeting to approve one or more Proposals at the time of such adjournment or if otherwise determined by the chairperson of the Special Meeting to be necessary or appropriate (the “Adjournment Proposal”).

Other business will be transacted as may properly come before the Special Meeting.

Each Proposal is more fully described in the Proxy Statement accompanying this notice. THE BOARD RECOMMENDS VOTING “FOR” EACH OF PROPOSALS 1 THROUGH 5.

This Notice of Special Meeting, the accompanying Proxy Statement and the form of proxy are first being mailed on or about August 19, 2025 to stockholders of record as of August 6, 2025 (the “Record Date”). Only stockholders of record at the close of business on the Record Date may vote at the Special Meeting.

YOUR VOTE IS IMPORTANT. WHETHER OR NOT YOU PLAN TO ATTEND THE SPECIAL MEETING. WE ENCOURAGE YOU TO READ THE PROXY STATEMENT AND SUBMIT YOUR PROXY OR VOTE INSTRUCTIONS AS SOON AS POSSIBLE SO THAT YOUR SHARES MAY BE VOTED IN ACCORDANCE WITH YOUR WISHES AND SO THAT THE PRESENCE OF A QUORUM MAY BE ASSURED.

You may cast your vote over the Internet, by telephone or by completing and mailing the enclosed proxy card by following the instructions on the proxy card. Signing and returning the proxy card or submitting your proxy by Internet or telephone in advance of the Special Meeting will not prevent you from voting at the Special Meeting if you attend virtually, but will assure that your vote is counted if you are unable to attend the Special Meeting. Proxies forwarded by or for banks, brokers or other nominees should be returned as requested by them. We encourage you to vote promptly to ensure your vote is represented at the Special Meeting, regardless of whether you plan to attend the Special Meeting.

If you have any questions or need assistance voting, please contact our proxy solicitor:

Georgeson LLC
51 West 52nd Street, 6th Floor
New York, NY 10019
Phone: 1-866-295-8105 (toll-free within the United States) or 1-781-575-2137 (outside of the United States)
Email: Faraday@georgeson.com

This 18th day of August, 2025.

By Order of the Board of Directors

/s/ Matthias Aydt
Matthias Aydt Global Chief Executive Officer Gardena, California

FARADAY FUTURE INTELLIGENT ELECTRIC INC.

Proxy Statement

i

FARADAY FUTURE INTELLIGENT ELECTRIC INC.

18455 S. Figueroa Street
Gardena, California 90248

SPECIAL MEETING OF STOCKHOLDERS TO BE HELD ON SEPTEMBER 19, 2025

PROXY STATEMENT

INTRODUCTION

This proxy statement (this “Proxy Statement”) and the accompanying proxy card are being furnished to stockholders of Faraday Future Intelligent Electric Inc., a Delaware corporation (“FF,” the “Company,” “our,” “us,” or “we”), in connection with the solicitation of proxies by our board of directors (the “Board”) for use at a Special Meeting of Stockholders to be held September 19, 2025 (including any adjournment, postponement or rescheduling thereof, the “Special Meeting”). The Special Meeting will be held at 9:00 a.m. Pacific Time. The Special Meeting will be held in a virtual meeting format only, via live audio webcast. Stockholders will not be able to attend the Special Meeting in person. To attend the Special Meeting, please visit www.virtualshareholdermeeting.com/FFIE2025SM. The live audio webcast will begin promptly at 9:00 a.m. Pacific Time, with online access beginning at 8:45 a.m. Pacific Time. You will be able to vote and submit questions online through the virtual meeting platform during the Special Meeting.

Only stockholders of record as of the close of business on August 6, 2025, the record date for determination of the stockholders entitled to vote at the Special Meeting (the “Record Date”), will be entitled to vote at the Special Meeting.

INFORMATION ABOUT THE SPECIAL MEETING

THE INFORMATION PROVIDED IN THE “QUESTIONS AND ANSWERS” FORMAT BELOW IS FOR YOUR CONVENIENCE AND INCLUDES ONLY A SUMMARY OF CERTAIN INFORMATION CONTAINED IN THIS PROXY STATEMENT. YOU SHOULD READ THIS ENTIRE PROXY STATEMENT CAREFULLY.

Why am I receiving these materials?

You are receiving this Proxy Statement and the enclosed proxy card because the Board is soliciting your vote at the Special Meeting. This Proxy Statement summarizes material information with respect to the Special Meeting and the proposals being voted upon thereat. You may cast your vote over the Internet, by telephone or by completing and mailing the enclosed proxy card by following the instructions on the proxy card. You do not need to attend the Special Meeting to vote your shares.

What proposals will be voted on at the Special Meeting? What are the Board’s voting recommendations?

Proposals		Board’s Recommendation	More Information
Proposal 1	Approval of an amendment to the Charter, to increase the number of authorized shares of the Company’s Common Stock by 65,225,672, from 167,245,313 to 232,470,985 (representing an increase of approximately 39%), and increase the number of authorized shares of the Company’s Preferred Stock, by 5,031,000 shares, from 12,900,000 to 17,931,000, so that the total number of authorized shares of the Company’s Common Stock and Preferred Stock will be increased from 180,145,313 shares to 250,401,985 shares (the “Share Authorization Proposal”)	FOR	Page 12

Proposal 2	Approval of the issuance of Class A Common Stock to holders of certain convertible notes and warrants, in accordance with Nasdaq Listing Rule 5635(d) (the “Private Placement Proposal”)	FOR	Page 13

Proposal 3	Approval of an amendment to the Charter to change the Company’s name from Faraday Future Intelligent Electric Inc. to Faraday Future AI Electric Vehicle Inc. (the “Name Change Proposal”)	FOR	Page 18

Proposal 4	Approval of an amendment to the 2021 Plan in order to increase the number of shares of Class A Common Stock available for issuance under the 2021 Plan by an additional 9,500,000 shares (the “Amended 2021 Plan Proposal”)	FOR	Page 19

Proposal 5	Approval of one or more adjournments of the Special Meeting by the Company from time to time to permit further solicitation of proxies, if necessary or appropriate, if sufficient votes are not represented at the Special Meeting to approve one or more Proposals at the time of such adjournment or if otherwise determined by the chairperson of the Special Meeting to be necessary or appropriate (the “Adjournment Proposal”)	FOR	Page 27

WE ENCOURAGE YOU TO RETURN YOUR PROXIES OR VOTING INSTRUCTIONS FOR THE SPECIAL MEETING TO ENSURE THAT YOUR VOTES ARE COUNTED ON EACH MATTER THAT IS BROUGHT TO A VOTE OF THE COMPANY’S STOCKHOLDERS.

What happens if other business not discussed in this Proxy Statement comes before the Special Meeting?

The Board knows of no other matters to be brought before the Special Meeting. If any other business should properly come before the Special Meeting, the persons named in the proxy will vote on such matters according to their best judgment.

When and where will the Special Meeting be held?

The Special Meeting will be held on September 19, 2025 at 9:00 a.m. Pacific Time at www.virtualshareholdermeeting.com/FFIE2025SM.

How can I attend the Special Meeting?

Stockholders as of the Record Date (or their authorized representatives) may attend, vote and submit questions virtually at the Special Meeting by logging in at www.virtualshareholdermeeting.com/FFIE2025SM. To log in, stockholders (or their authorized representatives) will need the control number provided on their proxy card or voting instruction form. If you are not a stockholder or do not have a control number, you may still access the Special Meeting as a guest, but you will not be able to submit questions or vote at the Special Meeting.

The Special Meeting will begin promptly at 9:00 a.m. Pacific Time, on September 19, 2025. We encourage you to access the Special Meeting prior to the start time. Online access will open at 8:45 a.m. Pacific Time, and you should allow ample time to log in to the meeting webcast and test your computer audio system. We recommend that you carefully review the procedures needed to gain admission in advance.

What if I have technical difficulties or trouble accessing the virtual Special Meeting?

We will have technicians ready to assist you with any technical difficulties you may have accessing the virtual Special Meeting. If you encounter any difficulties accessing the virtual meeting during check-in or during the meeting, please call the technical support number that will be posted on the virtual stockholder meeting login page at www.virtualshareholdermeeting.com/FFIE2025SM.

What is the quorum requirement?

A quorum of stockholders is necessary to hold the Special Meeting and vote upon the proposals and consider such other business as may properly come before the Special Meeting. One-third of the combined voting power of the outstanding shares of Common Stock, Series B Preferred Stock, par value $0.0001 per share (the “Series B Preferred Stock”) and Series A Preferred Stock, par value $0.0001 per share (the “Series A Preferred Stock”), entitled to vote at any meeting of stockholders, the holders of which are present by virtual attendance or represented by proxy duly authorized, shall constitute a quorum. On the Record Date, there were 147,210,812 shares of Common Stock outstanding and entitled to vote, 5,186,215 shares of Series B Preferred Stock and one share of Series A Preferred Stock outstanding and entitled to vote. Thus, the holders of 50,799,009 shares must be present by virtual attendance or represented by proxy at the Special Meeting to have a quorum.

Shares must be present by virtual attendance or represented by proxy at the Special Meeting to have a quorum.

In addition, unless at least one-third of the shares of Common Stock outstanding on the Record Date are present by virtual attendance at the Special Meeting or represented by proxy, the holder of Series A Preferred Stock will not cast any votes on the Share Authorization Proposal.

Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank or other nominee) or if you vote online at the Special Meeting. Abstentions and broker non-votes will be counted towards the quorum requirement.

If there is no quorum, the Special Meeting may be adjourned to another date by the holders of a majority of shares present by virtual attendance at the meeting or represented by proxy or by the chairperson of the meeting without any action by the stockholders to permit further solicitation of proxies.

Who is entitled to vote?

The Record Date for the Special Meeting is the close of business on August 6, 2025. As of the Record Date, 152,397,028 shares were entitled to vote, consisting of 147,204,145 shares of Class A Common Stock, 6,667 shares of Class B Common Stock, 5,186,215 shares of Series B Preferred Stock and one share of Series A Preferred Stock. Only holders of record of Common Stock as of the Record Date will be entitled to notice of, and to vote at, the Special Meeting. Each stockholder is entitled to one vote for each share of Class A Common Stock and/or Class B Common Stock and 5,000,000,000 votes for each share of Series A Preferred Stock held by such stockholder on the Record Date.

The share of Series A Preferred Stock may only vote on the Share Authorization Proposal as described below.

Certain shares of Series B Preferred Stock may not vote on the Private Placement Proposal as described below.

On August 5, 2025, the holder of all of the issued and outstanding shares of Class B Common Stock, pursuant to and in accordance with Article VI, Section 6.1 of the Charter and Section 229 of the Delaware General Corporation Law, approved on behalf of the Class B Common Stock (among other things) the issuance of the share of Series A Preferred Stock and terms of the Series A Preferred Stock.

How many votes do I have?

For each proposal on the agenda for the Special Meeting, you have one vote for each share of Common Stock you owned as of the Record Date. The holder of the one outstanding share of our Series A Preferred Stock has 5,000,000,000 votes but has the right to vote only on the Share Authorization Proposal and the Series A Preferred Stock votes must be voted in the same proportion as the votes cast by shares of Common Stock on such Proposal. For example, if 60% of the votes cast by holders of common stock for the Share Authorization Proposal vote “For” the proposal and 40% vote “Against” the proposal, the holder of the share of Series A Preferred Stock will cast 3,000,000,000 votes “For” the Share Authorization Proposal and 2,000,000,000 votes “Against” the Share Authorization Proposal. The Series A Preferred Stock will vote on the Share Authorization Proposal as a single class with the Common Stock. The share of Series A Preferred Stock will be automatically redeemed by us effective upon the approval of the Share Authorization Proposal (or at an earlier time as the Board may determine in its sole discretion).

How do I vote?

Stockholder of Record: Shares Registered in Your Name

If you are a stockholder of record, you may vote electronically during the Special Meeting, vote by proxy using the enclosed proxy card, vote by proxy over the telephone, or vote by proxy over the Internet by following the instructions on the enclosed proxy card. We urge you to vote by proxy, regardless of whether you plan to attend the Special Meeting, to ensure your vote is counted. You may still attend the Special Meeting and vote electronically during the meeting even if you have already voted by proxy.

●	To vote your shares electronically during the Special Meeting, follow the instructions above for participating in the Special Meeting. Join the Special Meeting as a “Stockholder” with your control number, and click on the “Cast Your Vote” link on the meeting center website.

●	To vote using the proxy card, simply complete, sign and date the enclosed proxy card and return it promptly in the envelope provided. If you return your signed proxy card to us before the Special Meeting, your shares will be voted as you direct.

●	To vote over the telephone, dial toll-free 1-800-690-6903 using a touch-tone phone and follow the recorded instructions. You will be asked to provide the control number from the enclosed proxy card. Your vote must be received by 8:59 p.m. Pacific Time, on September 18, 2025 to be counted.

●	To vote over the Internet, go to www.proxyvote.com and follow the steps outlined to complete an electronic proxy card. You will be asked to provide the Company number and control number from the enclosed proxy card. Your vote must be received by 8:59 p.m. Pacific Time, on September 18, 2025 to be counted.

Beneficial Owner: Shares Registered in the Name of Broker or Bank

If you are a beneficial owner of shares registered in the name of your broker, bank or other agent, you should have received a proxy card and voting instructions with these proxy materials from that organization. Simply complete and mail the proxy card to ensure that your vote is counted. Alternatively, you may vote by telephone or over the Internet as instructed by your broker or bank. To vote your shares electronically during the Special Meeting, you must obtain a valid legal proxy from your broker, bank or other agent and register in advance by following the instructions above, join the Special Meeting as a “Stockholder” with your control number, and click on the “Cast Your Vote” link on the meeting center website. Follow the instructions from your broker or bank included with these proxy materials, or contact your broker or bank to request a proxy form.

How do I change my vote or revoke my proxy?

You may change your vote or revoke your proxy at any time before it is voted at the Special Meeting. If you are a stockholder of record, you may change your vote or revoke your proxy by:

●	delivering, to the attention of the Corporate Secretary at the address on the first page of this Proxy Statement, a written notice of revocation of your proxy;

●	delivering to us an authorized proxy bearing a later date (including a proxy over the Internet or by telephone); or

●	attending the Special Meeting and voting electronically, as indicated above under “How do I vote?” Attendance at the Special Meeting will not, by itself, revoke a proxy.

If your shares are held in the name of a bank, broker or other nominee, you may change your vote by submitting new voting instructions to your bank, broker or other nominee. Please note that if your shares are held of record by a bank, broker or other nominee, and you decide to attend and vote at the Special Meeting, your vote at the Special Meeting will not be effective unless you present a legal proxy, issued in your name from the record holder (your bank, broker or other nominee).

If I vote in advance, can I still attend the Special Meeting?

Yes. You are encouraged to vote promptly by returning your signed proxy card by mail or, if applicable, by appointing a proxy to vote electronically via the Internet or by telephone so that your shares will be represented at the Special Meeting. However, returning your proxy card does not affect your right to attend the Special Meeting.

How many votes are required for the approval of each of the Proposals, and how will abstentions and broker non-votes be treated?

Vote Required

Proposal 1. The affirmative vote of the holders of a majority of the voting power of the outstanding shares of Common Stock, Series A Preferred Stock and Series B Preferred Stock, voting together as a single class, is required for the approval of Proposal 1, the Share Authorization Proposal.

Proposal 2. The affirmative vote of the holders of a majority of the voting power of the outstanding shares of Common Stock and Non-Interest Series B Preferred Stock (as defined below), present by virtual attendance or represented by proxy at the Special Meeting and entitled to vote, voting together as a single class, is required for the approval of Proposal 2, the Private Placement Proposal. The Series A Preferred Stock is not entitled to vote on this proposal.

Proposal 3. The affirmative vote of the holders of a majority of the voting power of the outstanding shares of Common Stock and Series B Preferred Stock, voting together as a single class, is required for the approval of Proposal 3, the Name Change Proposal. The Series A Preferred Stock is not entitled to vote on this proposal.

Proposal 4. The affirmative vote of the holders of a majority of the voting power of the shares of Common Stock and Series B Preferred Stock, present by virtual attendance or represented by proxy at the Special Meeting and entitled to vote, voting together as a single class, is required for the approval of Proposal 4, the Amended 2021 Plan Proposal. The Series A Preferred Stock is not entitled to vote on this proposal.

Proposal 5. The affirmative vote of the holders of a majority of the voting power of the outstanding shares of Common Stock and Series B Preferred Stock, present by virtual attendance or represented by proxy at the Special Meeting and entitled to vote, voting together as a single class, is required for the approval of Proposal 5, the Adjournment Proposal. The Series A Preferred Stock is not entitled to vote on this proposal.

Abstentions

A stockholder may abstain from voting with respect to each item submitted for stockholder approval. Abstentions will be counted as present for purposes of determining the existence of a quorum. Abstentions will have the same effect as a vote against.

Broker Non-Votes

If you are a beneficial owner of shares held in street name and you do not instruct your broker how to vote your shares, the question of whether your broker will still be able to vote your shares depends on whether the New York Stock Exchange (the “NYSE”) deems the particular proposal to be a “routine” matter. Although our shares are listed with the Nasdaq Stock Market, LLC (“Nasdaq”), the NYSE regulates broker-dealers and their discretion to vote on stockholder proposals. Under the NYSE rules applicable to brokers and other similar organizations that are subject to NYSE rules, such organizations may use their discretion to vote your “uninstructed shares” with respect to matters considered to be “routine” under NYSE rules, but not with respect to “non-routine” matters. Under such rules and interpretations, non-routine matters are matters that may substantially affect the rights or privileges of stockholders, such as mergers, stockholder proposals, elections of directors (even if not contested), executive compensation (including any advisory stockholder votes on executive compensation and on the frequency of stockholder votes on executive compensation), and certain corporate governance proposals, even if management-supported. In this regard, the Share Authorization Proposal, the Private Placement Proposal and the Amended 2021 Plan Proposal should be considered to be “non-routine” under NYSE rules and, accordingly, we believe that your broker may NOT vote your shares on such proposals without your instructions. The Name Change Proposal and the Adjournment Proposal should be considered to be “routine” under NYSE rules and, accordingly, we believe that your broker may vote your shares on such Proposals without instructions from you. Nevertheless, whether a proposal is “routine” or “non-routine” remains subject to the final determination of the NYSE. If your shares are held by a bank, we believe your shares cannot be voted without your specific instructions. Accordingly, if you hold your shares in street name and do not provide voting instructions to your broker that holds your shares, we believe your broker should not have discretionary authority under NYSE rules to vote your shares on the Share Authorization Proposal absent additional instructions from you. Given such discretionary authority, we do not anticipate broker non-votes for this Proposal.

Broker non-votes will be counted as present for purposes of determining the existence of a quorum. For the Share Authorization Proposal, Private Placement Proposal and the Amended 2021 Plan Proposal, broker non-votes will have no effect on the outcome of such Proposals. Although abstentions, if any, will technically have the same effect as “Against” votes with respect to the Share Authorization Proposal, because the share of Series A Preferred Stock has 5,000,000,000 votes and will vote in a manner that mirrors votes actually cast (which does not include abstentions), abstention, if any, will have virtually no effect on the outcome of the Share Authorization Proposal. Therefore, if you do not wish for the Share Authorization Proposal to pass, you should vote “Against” each such Proposal.

What are the consequences if the Share Authorization Proposal is not approved?

If the Share Authorization Proposal is not approved at the Special Meeting, the Charter will not be amended to increase the number of authorized shares of Common Stock, by 65,225,672, from 167,245,313 to 232,470,985, increasing the total number of authorized shares of Common Stock and Preferred Stock, by 70,256,672, from 180,145,313 to 250,401,985. The failure to obtain approval of the Share Authorization Proposal may hinder the Company from meeting its existing obligations to issue shares of Common Stock as and if they become due, from obtaining future financing and from meeting the goals of its compensation strategy.

How will my shares be voted if I return a blank proxy card or voting instruction form?

If your shares are registered in your name, you must sign and return a proxy card in order for your shares to be voted, unless you vote via the Internet or by telephone, or vote at the Special Meeting. If you provide specific voting instructions, your shares will be voted as you have instructed. If you execute the proxy card and do not provide voting instructions on any given matter, your shares will be voted in accordance with our Board’s recommendations on that matter. We urge you to sign, date and return the enclosed proxy card in the postage-paid envelope provided, or vote via the Internet or by telephone as instructed on the proxy card, whether or not you plan to vote at the Special Meeting.

If your shares are held in “street name” (that is, held for your account by a broker, bank or other nominee), you will receive a voting instruction form from your broker, bank or other nominee. You must follow these instructions in order for your shares to be voted. Your broker is required to vote those shares in accordance with your instructions. If you do not instruct your broker, bank or other nominee how to vote your shares, then your shares:

●	will be counted as present for purposes of establishing a quorum;

●	may be voted by your broker, bank or other nominee in their discretion with regards to Proposal 3 (Name Change Proposal) and Proposal 5 (Adjournment Proposal); and

●	may not be voted by your broker, bank or other nominee with regards to Proposal 1 (Share Authorization Proposal), Proposal 2 (Private Placement Proposal) and Proposal 4 (the Amended 2021 Plan Proposal). For these proposals, your shares will be treated as “broker non-votes.”

If your broker, bank or other nominee executes the proxy card and does not provide voting instructions on any given matter, your shares will be voted in accordance with our Board’s recommendations on that matter. We urge you to instruct your broker, bank or other nominee to vote your shares in accordance with our Board’s recommendations on the voting instruction form, whether or not you plan to vote at the Special Meeting.

Our Board knows of no matter to be presented at the Special Meeting other than Proposals 1 through 4. If any other matters properly come before the Special Meeting upon which a vote properly may be taken, shares represented by all proxies received by us will be voted with respect thereto as permitted and in accordance with the judgment of the proxy holders.

What is the deadline for submitting a proxy?

To ensure that proxies are received in time to be counted prior to the Special Meeting, proxies submitted by Internet or by telephone should be received by 8:59 p.m. Pacific Time on the day prior to the date of the Special Meeting, and proxies submitted by mail should be received by the close of business on the day prior to the date of the Special Meeting.

What does it mean if I receive more than one proxy card from the Company?

If you hold your shares in more than one account, you will receive a proxy card for each account. To ensure that all of your shares are voted, please complete, sign, date and return a proxy card for each account or use the proxy card for each account to vote by Internet or by telephone. To ensure that all of your shares are represented at the Special Meeting, we recommend that you vote every proxy card that you receive.

Can I ask questions at the virtual Special Meeting?

Stockholders as of the Record Date who attend and participate in our virtual Special Meeting will have an opportunity to submit questions live via the Internet during a designated portion of the Special Meeting. To ensure the orderly conduct of the Special Meeting, we encourage you to submit questions in advance of the Special Meeting until 8:59 p.m. Pacific Time the day before the Special Meeting by going to www.virtualshareholdermeeting.com/FFIE2025SM and logging in with your control number.

During the Special Meeting, we will spend up to 15 minutes answering stockholder questions that comply with the meeting rules of conduct. The rules of conduct, including the topics and types of questions that will be accepted, will be posted on the Special Meeting website during the Special Meeting. If we receive substantially similar questions, we will group such questions together and provide a single response to avoid repetition. Stockholders must have available their control number provided on their proxy card to ask questions during the Special Meeting.

Only questions pertinent to meeting matters will be answered during the meeting, subject to time constraints, and in accordance with our rules of conduct for the Special Meeting, which will be posted on the meeting center website.

How do I ask questions during the Special Meeting?

If you are a stockholder of record, or a beneficial owner who registered in advance by following the instructions above, you can join the Special Meeting as a “Stockholder” with your control number and may submit questions during the Special Meeting at www.virtualshareholdermeeting.com/FFIE2025SM. We also encourage you to submit questions in advance of the meeting until 8:59 p.m. Pacific Time the day before the Special Meeting by going to www.virtualshareholdermeeting.com/FFIE2025SM and logging in with your control number.

Who is paying for this proxy solicitation?

The Company will bear the expenses of calling and holding the Special Meeting and the solicitation of proxies with respect to the Special Meeting. These costs will include, among other items, the expense of preparing, assembling, printing, and mailing the proxy materials to stockholders of record and street name stockholders, and reimbursements paid to brokers, banks, and other nominees for their reasonable out-of-pocket expenses for forwarding proxy materials to stockholders and obtaining voting instructions from street name stockholders. In addition to soliciting proxies by mail, our directors, officers, and certain employees, investors and their representatives may solicit proxies on behalf of our Board, without additional compensation, personally or by telephone.

Certain representatives of FF Global Partners Investment LLC, formerly FF Top Holding LLC (“FF Top”), and its indirect parent entity FF Global Partners, LLC (“FF Global”), including, without limitation, Weiwei Zhao (collectively, the “FF Top Representatives”), are additional participants in the solicitation of proxies in connection with the Special Meeting. Information regarding the direct and indirect interests in the Company, by security holdings or otherwise, of FF Global, FF Top and the FF Top Representatives is included in the Company’s Definitive Proxy Statement on Schedule 14A, filed with the U.S. Securities and Exchange Commission (the “SEC”) on April 28, 2025 and amended on April 30, 2025, and the Annual Report on Forms 10-K for the year ended December 31, 2024, filed with the SEC on March 31, 2025. Changes to the direct or indirect ownership of FF Top and FF Global are set forth in SEC filings on Schedule 13D/A.

The Company has retained Georgeson LLC (“Georgeson”) to solicit proxies. Under our agreement with Georgeson, they will receive a fee of up to approximately $75,000 plus the reimbursement of reasonable expenses. The Company also agreed to indemnify Georgeson against certain liabilities relating to, or arising out of, its retention. Georgeson will solicit proxies by mail, telephone, facsimile and email.

Will a stockholder list be available for inspection?

A list of stockholders entitled to vote at the Special Meeting will be available for inspection by stockholders for any purpose germane to the Special Meeting for 10 business days prior to the Special Meeting at Faraday Future Intelligent Electric Inc., 18455 S. Figueroa Street, Gardena, California 90248, between the hours of 9:00 a.m. and 5:00 p.m. Pacific Time. The stockholder list will also be available to stockholders of record for examination during the Special Meeting at www.virtualshareholdermeeting.com/FFIE2025SM. You will need the control number included on your proxy card or otherwise provided by your bank, broker or other nominee.

What is “householding” and how does it affect me?

We have adopted a procedure approved by the SEC, called “householding.” Under this procedure, we send only one Proxy Statement to eligible stockholders who share a single address, unless we have received instructions to the contrary from any stockholder at that address. This practice is designed to eliminate duplicate mailings, conserve natural resources, and reduce our printing and mailing costs. Stockholders who participate in householding will continue to receive separate proxy cards.

If you share an address with another stockholder and receive only one set of proxy materials but would like to request a separate copy of these materials, please contact our mailing agent, Broadridge Financial Solutions, either by calling (866) 540-7095, or by writing to Broadridge Householding Department, 51 Mercedes Way, Edgewood, New York 11717, and an additional copy of proxy materials will be promptly delivered to you. Similarly, if you receive multiple copies of the proxy materials and would prefer to receive a single copy in the future, you may also contact Broadridge at the above telephone number or address. If you own shares through a bank, broker, or other nominee, you should contact the nominee concerning householding procedures.

How can I find out the results of the voting at the Special Meeting?

Preliminary voting results will be announced during the Special Meeting. We will report the final voting results of the Special Meeting in a Current Report on Form 8-K filed with the SEC within four business days following the Special Meeting, a copy of which will also be available on our website at https://investors.ff.com.

Whom can I contact for further information?

If you have any questions, please contact our proxy solicitor:

Georgeson LLC
51 West 52nd Street, 6th Floor
New York, NY 10019
Phone: 1-866-295-8105 (toll-free within the United States) or 1-781-575-2137 (outside of the United States)
Email: Faraday@georgeson.com

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table and accompanying footnotes set forth information with respect to the beneficial ownership of Common Stock, as of August 6, 2025, for (1) each person known by us to be the beneficial owner of more than 5% of the outstanding shares of Common Stock, (2) each member of the Board, (3) each of our named executive officers (as disclosed below) and (4) all of the members of the Board and our executive officers, as a group. As of August 6, 2025, there were outstanding 147,204,145 shares of Class A Common Stock, 6,667 shares of Class B Common Stock, 5,186,215 shares of Series B Preferred Stock, one share of Series A Preferred Stock, and 53,194,074 outstanding warrants to purchase shares of Class A Common Stock.

The beneficial ownership percentages set forth in the table below are based on 147,204,145 shares of Class A Common Stock issued and outstanding as of August 6, 2025, (including for this purpose, 6,667 shares of Class A Common Stock issuable upon conversion of 6,667 shares of Class B Common Stock held by FF Top, all as issued and outstanding shares as of August 6, 2025) and do not take into account the issuance of any shares of Class A Common Stock upon the exercise of warrants to purchase up to 53,194,074 shares of Class A Common Stock that remain outstanding, the exercise of any of the 2,330 outstanding options and vesting of unvested 153,621 RSUs (both within 60 days of August 6, 2025), or the conversion of any of the outstanding convertible notes. In computing the number of shares of Common Stock beneficially owned by a person, we deemed to be outstanding all shares of Common Stock subject to warrants and stock options held by the person that are currently exercisable or may be exercised within 60 days of August 6, 2025. We did not deem such shares outstanding, however, for the purpose of computing the percentage ownership of any other person.

Beneficial ownership for the purposes of the following table is determined in accordance with the rules and regulations of the SEC. A person is a “beneficial owner” of a security if that person has or shares “voting power,” which includes the power to vote or to direct the voting of the security, or “investment power,” which includes the power to dispose of or to direct the disposition of the security or has the right to acquire such powers within 60 days.

Unless otherwise noted in the footnotes to the following table, and subject to applicable community property laws, the persons and entities named in the table have sole voting and investment power with respect to their beneficially owned Common Stock. Unless otherwise indicated, the business address of each person listed in the table below is c/o Faraday Future Intelligent Electric Inc., 18455 S. Figueroa Street, Gardena, California 90248.

Title of Class	Name and Address of Beneficial Owner	Number of Shares of Common Stock Beneficially Owned	Percentage of Class
Holder of Over 5%:
Class A Common Stock	None
Director and Named Executive Officers
Class A Common Stock	Matthias Aydt(1)**	47,663	*
Class A Common Stock	Chad Chen(2)****	45,537	*
Class A Common Stock	Scott Graziano****	0	*
Class A Common Stock	Yueting Jia (3)*****	268,553	*
Class A Common Stock	Koti Meka (4)******	5,849	*
Class A Common Stock	Chui Tin Mok(5)***	18,484	*
Class A Common Stock	Jonathan Maroko*******	8,247	*
Class A Common Stock	Lev Peker(6)***	60,405	*
Class A Common Stock	Jie Sheng(7)***	60,531	*
Class A Common Stock	Jiawei Wang********	0	*
	All executive officers and directors as a group (10 individuals)	515,269	*

*	Less than 1%

**	Mr. Matthias Aydt was appointed Global CEO of the Company effective as of September 29, 2023.

***	Mr. Chad Chen was appointed as a director of the Board as of October 27, 2022. Mr. Jie Sheng was appointed as a director of the Board on December 18, 2022. Mr. Chui Tin Mok was appointed as a director of the Board on January 25, 2023. Mr. Lev Peker was appointed as a director of the Board on August 4, 2023.

****	Mr. Scott Graziano was appointed Global General Counsel of the Company effective as of September 25, 2023.

*****	On February 26, 2023, Mr. Yueting Jia was determined to be an “officer” of the Company within the meaning of Section 16 of the Exchange Act and an “executive officer” under Rule 3b-7 under the Exchange Act. Mr. Jia was appointed Co-Global Chief Executive Officer of the Company effective as of April 23, 2025.

******	Mr. Koti Meka was appointed Chief Financial Officer of the Company effective as of September 23, 2024.

*******	Mr. Jonathan Maroko was appointed Interim Chief Financial Officer of the Company effective as of July 24, 2023, and resigned from the position on September 15, 2024.

********	Mr. Jiawei Wang was appointed Global President of the Company effective as of March 24, 2025.

(1)	Includes options to acquire 73 shares of Class A Common that have vested or will vest within 60 days of August 6, 2025. To the Company’s knowledge, Mr. Aydt has not sold any shares since the Company became a public company.

(2)	To the Company’s knowledge, Mr. Chen has sold 15,000 shares since the Company became a public company.

(3)	Includes options to acquire 90 shares of Class A Common Stock that have vested or will vest within 60 days of August 6, 2025. To the Company’s knowledge, Mr. Jia has not sold any shares since the Company became a public company.

(4)	Includes options to acquire 10 shares of Class A Common that have vested or will vest within 60 days of August 6, 2025. To the Company’s knowledge, Mr. Meka has not sold any shares since the Company became a public company.

(5)	Includes options to acquire 120 shares of Class A Common that have vested or will vest within 60 days of August 6, 2025. To the Company’s knowledge, Mr. Mok has not sold any shares since the Company became a public company.

(6)	To the Company’s knowledge, Mr. Peker has not sold any shares since the Company became a public company.

(7)	To the Company’s knowledge, Mr. Sheng has not sold any shares since the Company became a public company.

PROPOSAL 1: APPROVAL OF THE SHARE AUTHORIZATION PROPOSAL

The Board recommends that the stockholders adopt an amendment to the Charter to increase the number of authorized shares (the “Authorized Shares Increase”) of Common Stock by 65,225,672, from 167,245,313 to 232,470,985 (representing an increase of approximately 39%), and increase the number of authorized shares of the Company’s Preferred Stock, by 5,031,000 shares, from 12,900,000 to 17,931,000, so that the total number of authorized shares of the Company’s Common Stock and Preferred Stock will be increased from 180,145,313 to 250,401,985. Pursuant to the Charter, the Company currently has 12,900,000 shares of its Preferred Stock and 167,245,313 shares of Common Stock authorized, including (i) 162,815,625 shares of Class A Common Stock and (ii) 4,429,688 shares of Class B Common Stock. As of August 6, 2025, there was one share of Series A Preferred Stock, 5,186,215 shares of Series B Preferred Stock, 147,204,145 shares of Class A Common Stock and 6,667 shares of Class B Common Stock issued and outstanding.

The Board believes it is desirable for the Company to have a sufficient number of shares of Class A Common Stock available for the satisfaction of its existing obligations to issue shares of Class A Common Stock and possible future financings or acquisition transactions, stock dividends or splits, stock issuances pursuant to employee benefit plans and other proper corporate purposes. In particular, in order to fund its ongoing operations and business plan, including to continue production of the FF 91 2.0 Futurist Alliance and to fund the production of the FX vehicles, the Company is seeking to raise additional capital from various fundraising efforts currently underway to bolster its cash on hand. FF expects that it may be able to raise additional capital to support the ramp-up of production of the FF 91 to potentially generate sufficient revenues to put the Company on a path to cash flow break-even. It is possible that some of these additional shares could be used for various other purposes without further stockholder approval, except as such approval may be required in particular cases by the Charter, applicable law or the rules of any stock exchange or other quotation system on which the Company’s securities may then be listed. The Board believes that approval of the Share Authorization Proposal is crucial predominantly to ensure that the Company has sufficient authorized shares to meet its existing obligations to issue shares of Class A Common Stock as and if they become due, and to secure needed financing without incurring the delay and expense of holding additional stockholders’ meetings.

If the Share Authorization Proposal is approved, up to an additional 65,225,672 shares of Class A Common Stock, would be issued and outstanding or available for future issuance. The additional shares of Class A Common Stock will have the same rights as the presently authorized shares of Class A Common Stock, including the right to cast one vote per share of Class A Common Stock. Although the authorization of additional shares will not, in itself, have any effect on the rights of any holder of our Class A Common Stock, the future issuance of additional shares of Class A Common Stock (other than by way of a stock split or dividend) would have the effect of diluting the voting rights and could have the effect of diluting earnings per share and book value per share of existing stockholders.

The Charter amendment will become effective upon the filing of the amendment with the Secretary of State of the State of Delaware. The Company currently plans to file such amendment promptly after the Special Meeting if the Share Authorization Proposal is approved. The text of the form of the Charter amendment is set forth in Annex A to this Proxy Statement. Such text is subject to amendment to include such changes as may be required by the office of the Secretary of State of the State of Delaware or as the Board deems necessary or advisable to effect the Authorized Shares Increase, if any.

Proposal

The Company is seeking stockholder approval to adopt an amendment to the Charter to increase (i) the number of authorized shares of Common Stock, by 65,225,672 from 167,245,313 to 232,470,985, and (ii) the number of authorized shares of the Company’s Preferred Stock, by 5,031,000 shares, from 12,900,000 to 17,931,000, so that the total number of authorized shares of Common Stock and Preferred Stock is increased from 180,145,313 to 250,401,985.

Voting Requirements

Approval of the Share Authorization Proposal requires the affirmative vote of the holders of a majority of the voting power of the outstanding shares of our Common Stock, Series B Preferred Stock and Series A Preferred Stock, voting together as a single class. Each share of Common Stock has one vote.

We believe that broker non-votes will be counted towards the presence of a quorum but will have no effect and will not be counted towards the vote total for this Proposal because we have been advised by NYSE that this Proposal should be considered “non-routine” under NYSE rules, and accordingly, we believe that your broker may not vote your shares on such Proposal without instructions from you. Nevertheless, whether a proposal is “routine” or “non-routine” remains subject to the final determination of NYSE. If your shares are held by a bank, we believe your shares cannot be voted without your specific instructions. Further, although abstentions will be counted towards the vote total and will have the same effect as “Against” votes for this Proposal, the share of Series A Preferred Stock has 5,000,000,000 votes and must be voted in the same proportion as the votes cast by shares of Common Stock on this Proposal (which does not include abstentions or broker non-votes), therefore, abstentions and broker non-votes, if any, will have no effect on the manner in which the Series A Preferred Stock votes are cast. If you do not wish for this Proposal to pass, you should vote “Against” this Proposal.

Recommendation

THE BOARD RECOMMENDS VOTING “FOR” THE SHARE AUTHORIZATION PROPOSAL.

PROPOSAL 2: APPROVAL OF THE ISSUANCE OF SHARES OF COMMON STOCK TO HOLDERS OF CERTAIN OF OUR CONVERTIBLE NOTES AND WARRANTS

Our Class A Common Stock is listed on Nasdaq and, as such, we are subject to the exchange’s listing rules. We are seeking stockholder approval for purposes of complying with Nasdaq Listing Rule 5635(d). If the Investors (defined below) wish to convert the full amount of the Unsecured Notes (defined below), and exercise the full amount of the Common Warrants (defined below) issued and issuable pursuant to the Purchase Agreement (defined below), the shares of Class A Common Stock issued upon conversion and exercise, as applicable, would be more than 20% of our currently outstanding shares of Class A Common Stock (such financing, the “July Financing”). Nasdaq Listing Rule 5635(d) requires that we obtain stockholder approval of the issuance of Class A Common Stock and/or securities convertible into, or exercisable for, Class A Common Stock in excess of 20% of our current issued and outstanding shares of Class A Common Stock.

The information set forth herein in connection with the July Financing is qualified in its entirety by reference to the full text of the form of the Purchase Agreement, Unsecured Notes and Common Warrants attached as exhibits 10.1, 4.1, and 4.2, respectively, to the Company’s Current Report on Form 8-K, filed with the SEC on July 16, 2025. Stockholders are urged to carefully read these documents.

Background

On July 14, 2025 (the “Signing Date”), the Company entered into a Securities Purchase Agreement (the “Purchase Agreement”) with certain institutional investors (collectively, the “Investors”). Pursuant to the Purchase Agreement, the Company agreed to sell, and the Investors agreed to purchase, in two closings, for an aggregate purchase price of $82 million, (i) certain senior unsecured convertible notes in the aggregate original principal amount of $82 million (the “Unsecured Notes”), (ii) common stock purchase warrants (the “Common Warrants”) to purchase up to a number of shares of the Company’s Class A Common Stock, equal to one third of the shares of Class A Common Stock issuable upon conversion of the Unsecured Notes, which is the product of (A) the principal amount of Unsecured Notes issued at a Closing divided by (B) $1.75, the initial conversion price of the Unsecured Notes, and (iii) at the Initial Closing (as defined below), a number of shares of Series B Preferred Stock, equal to the lesser of (A) the number of shares of Class A Common Stock into which the Unsecured Notes issued at a Closing are convertible (the “Conversion Shares”) and (B) the product of (1) such Investor’s Note Commitment Amount (as defined in the Purchase Agreement) divided by the aggregate Note Commitment Amounts for all Investors multiplied by (2) the Series B Preferred Cap (as defined in the Purchase Agreement). Shares of Series B Preferred Stock may be issued at the Subsequent Closing (as defined below), at the Company’s sole discretion, and subject to the increase in the number of designated shares of Series B Preferred Stock (“Additional Designation”). The initial closing (the “Initial Closing”) is expected to occur on the tenth (10th) business day after the Signing Date (the “Initial Closing Date”) and the subsequent closing (the “Subsequent Closing” and, together with the Initial Closing, each a “Closing” and, collectively, the “Closings”) is expected to occur fifteen (15) business days (the “Subsequent Closing Date” and, together with the Initial Closing Date, each a “Closing Date”) following the later of (i) the effective date of the Initial Registration Statement (as defined below) and (ii) the Stockholder Approval Event (as defined below), in each case, subject to extension pursuant to the terms set forth in the Purchase Agreement. All Closings are subject to the satisfaction of certain closing conditions, including but not limited to, (i) the average daily VWAP (as defined in the Unsecured Notes) of the Class A Common Stock during the five (5) consecutive trading day period ending on the trading day immediately preceding each applicable Closing Date is equal to or greater than $1.00 per share at the time of such Closing, (ii) the value of the average daily trading volume of the Class A Common Stock on the Nasdaq Capital Market must be equal to or greater than Four Million Dollars ($4,000,000) for the five (5) consecutive trading day period ending on the trading day immediately preceding applicable Closing Date and (iii) no event of default existing under any outstanding Unsecured Notes. Pursuant to the Purchase Agreement, the Company also agreed to issue and sell up to an additional $20 million in Unsecured Notes if at any time prior to the Initial Closing, one or more additional Investors join the Purchase Agreement and agree to purchase such Unsecured Notes, associated Common Warrants, and shares of Series B Preferred Stock by executing and delivering to the Company a joinder to the Purchase Agreement. In connection with the transactions contemplated by the Purchase Agreement (the “Transactions”), the Company agreed to pay an aggregate of $200,000 to Univest Securities, LLC, the placement agent for the offering, one-half of which will be paid upon the Initial Closing and one-half of which will be paid upon the Subsequent Closing. The Unsecured Notes, the Common Warrants, the shares of Class A Common Stock issuable upon exercise of the Common Warrants, the shares of Class A Common Stock issuable pursuant to the terms of the Unsecured Notes and the shares of Series B Preferred Stock are collectively referred to as the “Securities”.

Pursuant to the Purchase Agreement, the Company has agreed to file a registration statement (the “Initial Registration Statement”) with the Securities and Exchange Commission (the “Commission”) within 45 calendar days of the Initial Closing Date, to register for resale all shares of Class A Common Stock issuable pursuant to the Unsecured Notes issued at the Initial Closing (the “Initial Notes”), and seek effectiveness within 90 days following the Initial Closing Date, and keep such Registration Statement effective at all times until no Investors owns any Initial Notes or shares of Class A Common Stock issuable upon conversion or exercise thereof. In addition, the Company shall have the right, in its sole discretion, to file one or more additional registration statements to register for resale shares of Class A Common Stock issuable upon (i) conversion of the Unsecured Notes issued at the Subsequent Closing and/or exercise of the Common Warrants issued at the Subsequent Closing (each, a “Subsequent Closing Registration Statement” and, collectively, the “Subsequent Closing Registration Statements”) and/or (ii) shares of Class A Common Stock issuable upon exercise of the Common Warrants issued at the Initial Closing.

As of the date of this Proxy Statement, the Initial Closing has not occurred yet.

Unsecured Notes

Maturity Date; Interest.

Pursuant to the Unsecured Notes, interest commences accruing on the date of issuance (the “Issuance Date”) at the interest rate of 10% per annum and is computed on the basis of a 360-day year and twelve 30-day months and will be payable on a Conversion Date (as defined in the Unsecured Notes) with respect to the Conversion Amount (as defined in the Unsecured Notes) being converted on such Conversion Date, with any remaining accrued and unpaid interest payable on the fifth anniversary of the issuance date thereof (the “Maturity Date”) (each Conversion Date and Maturity Date, an “Interest Date”).

Interest is payable to the noteholders on each Interest Date in shares of Class A Common Stock, subject to certain conditions set forth in the Unsecured Notes; provided, however, that the Company may, upon the mutual consent of the Company and the Required Holders (as defined in the Unsecured Notes), pay interest on any Interest Date in cash or in a combination of cash and shares of Class A Common Stock. Prior to the payment of interest on an Interest Date, interest on the Unsecured Notes will accrue at the Interest Rate and will be payable by way of inclusion of the interest in the Conversion Amount on each Conversion Date, or upon any redemption, unless in the event of an event of default, in which case the interest rate of the Unsecured Notes will automatically be increased to 18% per annum (the “Default Rate”). In the event such default has been cured, the Default Rate will cease to be effective as of the calendar day immediately following the date of such cure; provided that the interest as calculated and unpaid at the Default Rate during the continuance of that certain default will continue to apply to the extent relating to the days after the occurrence of such default through and including the cure date of such default.

The Maturity Date may be extended by the noteholders under circumstances specified therein. On the Maturity Date, the Company must pay the noteholders an amount in cash representing all outstanding principal, accrued and unpaid interest on such principal and interest and accrued and unpaid Late Charges (as defined in the Unsecured Notes). Other than as specifically permitted by the Unsecured Notes, the Company may not prepay any portion of the outstanding principal and accrued, unpaid interest or accrued and unpaid Late Charges on principal and interest, if any.

Conversion; Conversion at Option of Holder

Each noteholder may convert all, or any portion, of the Unsecured Notes, at any time at such noteholder’s option, into shares of Class A Common Stock, at an initial conversion price per share of $1.75 (the “Conversion Price”), subject to adjustment as provided in the Unsecured Notes, in an amount equal to 108% of the portion of the (i) principal, (ii) interest, (iii) accrued and unpaid Late Charges with respect to such principal and interest of the Unsecured Note and (iv) other amounts outstanding under the Unsecured Note to be converted, redeemed or otherwise with respect to which such determination is being made.

Adjustments of the Conversion Price

If on each day on which (i) the Initial Registration Statement becomes effective and the prospectus contained therein is available for use (the “Registration Adjustment Event”); (ii) the Subsequent Closing occurs (the “Subsequent Closing Event”); or (iii) the Company obtains stockholder approval in connection with the transactions contemplated by the Purchase Agreement (the “Stockholder Approval Event” and, together with the Registration Adjustment Event and the Subsequent Closing Event, the “Adjustment Events”, and the date on which each Adjustment Event occurs, an “Adjustment Date”), the Conversion Price then in effect is greater than the Closing Bid Price (as defined in the Unsecured Notes) of the Class A Common Stock on the trading day immediately prior to such Adjustment Date (each, an “Adjustment Price”), the Conversion Price will automatically be adjusted to the Adjustment Price.

Floor Price

The Floor Price of the Unsecured Notes is $1.048 per share of Class A Common Stock, subject to the Company’s right to reduce, from time to time, to a price per share not contrary to the rules and regulations promulgated by Nasdaq (and other adjustments for stock splits, stock dividends, stock combinations, recapitalizations and similar events).

Alternate Conversion

Each noteholder may alternatively elect to convert the Unsecured Notes, at any time at such noteholder’s option, into shares of Class A Common Stock at the “Alternate Conversion Price” equal to the lower of:

●	the Conversion Price then in effect; and

●	the greater of:

o	the Floor Price; and

o	the lowest volume weighted average price of the Class A Common Stock during the five consecutive trading days ending and including the trading day immediately preceding the delivery or deemed delivery of the applicable conversion notice.

Alternate Conversion Floor Amount

If on any Conversion Date, the Conversion Price then in effect would have otherwise been lower than the Floor Price then in effect, the Company is required to pay to each noteholder an amount in cash equal to the product obtained by multiplying (A) the higher of (1) the highest price of the Class A Common Stock on the trading day immediately preceding the applicable Conversion Date and (2) the applicable Alternate Conversion Price, and (B) the difference between (1) the number of shares the noteholder would have received at the Conversion Price as it would have been adjusted notwithstanding the Floor Price and (2) the Floor Price. Alternatively, the Company may, at its option, increase the then outstanding principal amount of the applicable Unsecured Note by such amount.

Limitations on Conversion

Beneficial Ownership Limitation. A noteholder does not have the right to convert any portion of an Unsecured Note to the extent that, after giving effect to such conversion, the noteholder (together with certain related parties) would beneficially own in excess of 4.99% (the “Maximum Percentage”), of shares of Class A Common Stock outstanding immediately after giving effect to such conversion. The Maximum Percentage may be raised or lowered to any other percentage not in excess of 9.99%, at the option of the noteholder, except that any increase will only be effective upon 61 days’ prior notice to the Company.

Exchange Cap Limitation. Unless the Company obtains the approval of its stockholders in accordance with Nasdaq Listing Rules 5635(d) (19.99% of the outstanding shares of Class A Common Stock on the Signing Date) will be issuable upon conversion or exercise, as applicable, or otherwise pursuant to the terms of the Unsecured Notes.

Redemption Rights

Company Optional Redemption. The Company has the option to redeem the Unsecured Notes at a 10% redemption premium to the greater of (i) the shares of Class A Common Stock then outstanding under the Unsecured Notes and (ii) the equity value of Class A Common Stock underlying the Unsecured Notes. The equity value of Class A Common Stock underlying the Unsecured Notes is calculated using the greatest closing sale price of the Class A Common Stock during the period commencing on the date immediately preceding notice of such redemption and ending on the trading day immediately prior to the date the Company makes the entire payment required to be made for such redemption.

Bankruptcy Event of Default Mandatory Redemption. Upon any bankruptcy event of default, the Company must immediately redeem in cash all amounts due under the Unsecured Notes at a 25% premium unless the noteholder waives such right to receive such payment.

Common Warrants

The Common Warrants are exercisable immediately upon issuance, and will have a term of five years from such date and an initial exercise of $2.10 (the “Exercise Price”), which may be adjusted to the lower of (i) $1.048 and (ii) 120% of the Closing Bid Price of the Class A Common Stock on the trading day ended immediately prior to such Adjustment Date upon Adjustment Events and other certain adjustments as described in the Common Warrants.

Limitations on Exercise. A Common Warrant holder does not have the right to exercise any portion of the Common Warrants to the extent that, after giving effect to such conversion, the holder (together with certain related parties) would beneficially own in excess of the Maximum Percentage of shares of Class A Common Stock outstanding immediately after giving effect to such conversion. The Maximum Percentage may be raised or lowered to any other percentage not in excess of 9.99%, at the option of the Common Warrant holder, except that any increase will only be effective upon 61 days’ prior notice to the Company.

Series B Preferred Stock

Each Investor was issued at the Initial Closing a number of shares of Series B Preferred Stock equal to the lesser of (i) the number of Conversion Shares held by such noteholder and (ii) the product of (x) such noteholder’s Commitment Percentage (as defined in the Purchase Agreement) multiplied by (y) the Series B Preferred Cap, with the issuance of shares of Series B Preferred Stock at the Subsequent Closing at the Company’s sole discretion and subject to the Additional Designation.

In the event that an adjustment of the Conversion Price pursuant to the terms of the Unsecured Notes results in an increase in the number of Conversion Shares, the Company will issue to each noteholder a number of shares of Series B Preferred Stock equal to the number of such additional Conversion Shares, to the extent such additional Conversion Shares of each noteholder, in the aggregate, is not in excess of the number of authorized but unissued shares of the Company’s preferred stock as of the Signing Date without the approval of the Company’s stockholders to increase the number of authorized shares of the Company’s preferred stock, provided that the Company may, in its sole discretion, increase the Series B Preferred Cap as set forth in the Purchase Agreement, subject to approval of the Company’s stockholders.

Certificate of Designation

The Company will file with the Secretary of State of the State of Delaware (the “Delaware Secretary of State”) an amendment to the Certificate of Designation of Preferences, Rights and Limitations of Series B Preferred Stock (the “Series B COD”) to designate an additional 3,000,000 shares of the Company’s authorized and unissued preferred stock as Series B Preferred Stock. The qualifications, restrictions, and limitations relating to the Series B Preferred Stock remain unchanged from the Series B COD the Company filed with the Delaware Secretary of State on April 9, 2025 and are summarized below:

Convertibility. The shares of Series B Preferred Stock are not convertible into, or exchangeable for, shares of any other class or series of stock or other securities of the Company.

Dividends. The shares of Series B Preferred Stock are not entitled to receive dividends.

Voting. Each share of Series B Preferred Stock has one vote on all matters submitted to a vote of the stockholders of the Company.

Rank; Liquidation. Upon a liquidation, bankruptcy, reorganization, merger, acquisition, sale, dissolution or winding up of the Company, whether voluntarily or involuntarily, pursuant to which assets of the Company or consideration received by the Company are to be distributed to the stockholders, the holders of Series B Preferred Stock will be entitled to receive, before any payment is made to the holders of Class A Common Stock by reason of their ownership thereof, an amount per share of Series B Preferred Stock equal to (a) (i) the aggregate outstanding principal amount of such holder’s Unsecured Notes minus (ii) the amount received by such holder from the Company pursuant to such holder’s Unsecured Notes in connection with such liquidation divided by (b) the number of shares of Series B Preferred Stock held by such holder at the time of such liquidation.

Transfer Restrictions. The shares of Series B Preferred Stock may not be transferred at any time without the prior written consent of the Board.

Redemption. Upon each conversion of an Unsecured Note or an Incremental Note by a holder of Series B Preferred Stock, a number of shares of Series B Preferred Stock equal to the number of shares of Class A Common Stock received by such noteholder upon conversion of such noteholder’s Unsecured Note or Incremental Note will automatically be redeemed by the Company for no consideration, without any further action by the Company or such holder, and such redeemed shares will no longer be deemed to be outstanding.

Nasdaq Stockholder Approval Requirement

Nasdaq listing rule 5635(d) requires stockholder approval in connection with a transaction, other than a public offering, involving the sale or issuance by the issuer of common stock (or securities convertible into or exchangeable for common stock) equal to 20% or more of the Class A Common Stock or 20% or more of the voting power of such company outstanding before the issuance for a price that is less than the lower of: (i) the closing price of the Class A Common Stock immediately preceding the signing of the binding agreement for the issuance of such securities and (ii) the average closing price of the Class A Common Stock for the five trading days immediately preceding the signing of the binding agreement for the issuance of such securities.

Voting Requirements

Approval of the Private Placement Proposal requires the affirmative vote of the holders of a majority of the voting power of the outstanding shares of our Class A Common Stock and Series B Preferred Stock held by the stockholders who did not receive such shares of Series B Preferred Stock pursuant to the July Financing (the “Non-Interest Series B Preferred Stock”), present by virtual attendance or represented by proxy at the Special Meeting and entitled to vote, voting together as a single class. Each share of Class A Common Stock and Non-Interest Series B Preferred Stock has one vote. The Series A Preferred Stock and the shares of Series B Preferred Stock issued to stockholders pursuant to the July Financing are not entitled to vote on this proposal. Abstentions will be counted as present for purposes of determining a quorum and will have the same effect as a vote “Against” this proposal. We believe that broker non-votes will be counted towards the presence of a quorum but will have no effect and will not be counted towards the vote total for this proposal because we have been advised by NYSE that this proposal should be considered “non-routine” under NYSE rules, and accordingly, we believe that your broker may not vote your shares on such proposal without instructions from you. nevertheless, whether a proposal is “routine” or “non-routine” remains subject to the final determination of NYSE. If your shares are held by a bank, we believe your shares cannot be voted without your specific instructions.

Recommendation

THE BOARD RECOMMENDS VOTING “FOR” THE PRIVATE PLACEMENT PROPOSAL.

PROPOSAL 3: APPROVAL OF THE NAME CHANGE PROPOSAL

General

On July 28, 2025, the Board approved a change in the Company’s name from Faraday Future Intelligent Electric Inc. to Faraday Future AI Electric Vehicle Inc. (the “Name Change”) and determined that it was advisable and in the Company’s best interest that there be solicited to the stockholders a Certificate of Amendment to our Charter, a copy of which is attached hereto as Annex B (the “Name Change Amendment”) to change the name of our Company to Faraday Future AI Electric Vehicle Inc. If this Proposal is approved, the Board may determine not to implement such Name Change if the Board determines that it is not in the best interest of the Company to effect such Name Change, after considering several factors, including without limitation the Company’s business focus, the Company’s future strategy and general name recognition and brand awareness associated with the Company’s current name. If this Proposal is approved and the Board decides to implement such Name Change, the Name Change will become effective upon filing the Name Change Amendment with the Secretary of State of the State of Delaware. On May 28, 2025, a proposal similar to the Name Change Proposal was not approved during the Company’s annual meeting of stockholders for the fiscal year ended December 31, 2024. The Board still believes the Name Change is in the best interest of the Company.

Effect

Concurrently with or promptly after the Name Change Amendment, the Company anticipates obtaining a new CUSIP number for the Class A Common Stock. The Name Change will not have any effect on the rights of our existing stockholders.

Background

The proposed name change to Faraday Future AI Electric Vehicle Inc. reflects the Company’s strategic evolution and increased focus on integrating artificial intelligence (AI) into its core technologies, including intelligent mobility, vehicle systems, and user experiences. The new name aligns with the Company’s vision to lead the intelligent electric vehicle (EV) industry and highlights its commitment to innovation in AI-driven solutions and smart transportation ecosystems. Additionally, the new name aligns with the Company’s new ticker symbol, FFAI, reinforcing a unified brand identity. As the Company continues enhancing its use of AI technologies and prepares to launch additional AI-powered electric vehicles to the market, the Board believes that it makes sense that the Company legally change its name to Faraday Future AI Electric Vehicle Inc., to connect closer with the Company’s current business orientation.

Right to Abandon

We may abandon the proposed Name Change at any time prior to filing the Name Change Amendment if our Board deems it advisable to do so. Any decision as to the appropriateness of the Name Change will be made solely by our Board and will depend upon numerous factors including but not limited to the Company’s business focus, and the Company’s future strategy and general name recognition and brand awareness associated with the Company’s current name.

Proposal

The Company is seeking stockholder approval for an amendment to the Company’s Charter to change the Company’s name from Faraday Future Intelligent Electric Inc. to Faraday Future AI Electric Vehicle Inc.

Voting Requirements

Approval of the Name Change Proposal requires the affirmative vote of the holders of a majority of the voting power of the outstanding shares of our Common Stock and Series B Preferred Stock, voting together as a single class. Each share of Common Stock and Series B Preferred Stock has one vote. The Series A Preferred Stock is not entitled to vote on this Proposal. Abstentions will be counted towards the vote total and will have the same effect as “Against” votes for this Proposal. We do not anticipate broker non-votes for this proposal because this Proposal should be considered “routine” under NYSE rules, and accordingly, we believe that your broker may vote your shares on this Proposal without instructions from you; however, to the extent there are broker non-votes for this Proposal, we believe such broker non-votes will have no effect because they are not considered entitled to vote on this Proposal under Delaware law. Nevertheless, whether a proposal is “routine” or “non-routine” remains subject to the final determination of NYSE. If your shares are held by a bank, we believe your shares cannot be voted without your specific instructions.

Recommendation

THE BOARD RECOMMENDS VOTING “FOR” THE NAME CHANGE PROPOSAL.

PROPOSAL 4: APPROVAL OF THE AMENDED 2021 PLAN PROPOSAL

On July 28, 2025, the Board approved an amendment to the Faraday Future Intelligent Electric Inc. Amended and Restated 2021 Stock Incentive Plan (the “2021 Plan”) in order to increase the number of shares of Class A Common Stock available for issuance under the 2021 Plan by an additional 9,500,000 shares, subject to approval by the Company’s stockholders and to proportionate adjustment for stock splits and similar events as provided in the 2021 Plan (the “Plan Amendment”).

If the Plan Amendment is adopted by the stockholders, the Company will continue to be able to make awards of long-term equity incentives, which we believe are critical for attracting, motivating, rewarding and retaining a talented team who will contribute to our success. In the event that the Plan Amendment is not approved by the stockholders, we will not have sufficient shares available for future grant needs and will lose a critical tool for attracting, retaining and motivating applicable executives, personnel and non-employee directors, and the Compensation Committee would be required to revise its compensation philosophy and formulate other cash-based programs to attract, retain, and compensate eligible officers, employees and non-employee directors. We are therefore requesting that stockholders approve the Plan Amendment to increase the number of shares of Class A Common Stock authorized for issuance under the 2021 Plan as stated above.

Request for Additional Shares of Class A Common Stock

In order to provide us with the flexibility to responsibly address our future equity compensation needs and so that we may continue to attract, retain and motivate officers, employees, consultants and non-employee directors and to align their interests with the interests of stockholders, we are requesting that stockholders approve the Plan Amendment, which increases the number of shares of Class A Common Stock authorized for issuance under the 2021 Plan by 9,500,000 shares, bringing the total number of shares of Class A Common Stock available for awards under the 2021 Plan to 10,188,552 shares of Class A Common Stock. As of August 6, 2025, there were 688,552 shares of Class A Common Stock remaining available for grant under the 2021 Plan. The increase to 10,188,552 shares represents approximately 6.92% of the currently outstanding shares.

Purposes of the 2021 Plan

The purposes of the 2021 Plan are (i) to align the interests of the Company’s stockholders and the recipients of awards under the 2021 Plan by increasing the proprietary interest of such recipients in the growth, development and financial success of the Company, (ii) to advance the interests of the Company by attracting and retaining non-employee directors, officers, other employees, consultants, independent contractors and agents and (iii) to motivate such persons to act in the long-term best interests of the Company and its stockholders.

Description of the 2021 Plan

The following description is qualified in its entirety by reference to the plan document, a copy of which is attached as Annex C and incorporated into this proxy statement by reference.

Administration

The 2021 Plan will be administered by the Compensation Committee of the Board, or a subcommittee thereof, or such other committee designated by the Board (the “Plan Committee”), in each case consisting of two or more members of the Board. Each member of the Plan Committee is intended to be (i) a “non-employee director” within the meaning of Rule 16b-3 under the Exchange Act, and (ii) “independent” within the meaning of the rules of Nasdaq. The Compensation Committee of the Board currently administers the 2021 Plan.

Subject to the express provisions of the 2021 Plan, the Plan Committee has the authority to select eligible persons to receive awards and determine all of the terms and conditions of each award. All awards are evidenced by an agreement containing such provisions not inconsistent with the 2021 Plan as the Plan Committee approves. The Plan Committee also has authority to establish rules and regulations for administering the 2021 Plan and to decide questions of interpretation or application of any provision of the 2021 Plan. The Plan Committee may take any action such that (i) any outstanding options and SARs (defined below) become exercisable in part or in full, (ii) all or any portion of a restriction period on any outstanding awards lapse, (iii) all or a portion of any performance period applicable to any awards lapse, and (iv) any performance measures applicable to any outstanding awards be deemed satisfied at the target, maximum or any other level.

The Plan Committee may delegate some or all of its power and authority under the 2021 Plan to the Board (or any members thereof), a subcommittee of the Board, a member of the Board, the Chief Executive Officer or other executive officer of the Company as the Plan Committee deems appropriate, except that it may not delegate its power and authority to a member of the Board, the Chief Executive Officer or any executive officer with regard to awards to persons subject to Section 16 of the Exchange Act.

Types of Awards

Under the 2021 Plan, the Company may grant:

●	Non-qualified stock options;

●	Incentive stock options (within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended);

●	Stock appreciation rights (“SARs”);

●	Restricted stock, restricted stock units and other stock awards (collectively, “Stock Awards”); and

●	Performance awards.

Available Shares

If the Plan Amendment is approved by stockholders, then, subject to the capitalization adjustment provisions contained in the 2021 Plan, the number of shares of Class A Common Stock available for awards under the 2021 Plan will equal 10,188,552 shares, representing the original authorization under the 2021 Plan of 5,164 shares, 879 shares of Class A Common Stock that became available for awards under the 2021 Plan on January 1, 2022 pursuant to the annual evergreen provision described, below, 2,934 shares of Class A Common Stock that became available for awards under the 2021 Plan on January 1, 2023 pursuant to the annual evergreen provision, , 21,541 shares of Class A Common Stock that became available for awards under the 2021 Plan pursuant to an amendment approved by the Company’s stockholders at a special meeting held on August 16, 2023, 2,206,324 shares of Class A Common Stock that became available for awards under the 2021 Plan on August 1, 2024 pursuant to an amendment to the 2021 Plan, and 9,500,000 shares of Class A Common Stock that will become available for awards under the 2021 Plan pursuant to the Plan Amendment. In addition, pursuant to the terms of the 2021 Plan, the number of shares of Class A Common Stock available under the 2021 Plan will increase annually on the first day of each calendar year, beginning with the calendar year ending December 31, 2024 and continuing until (and including) the calendar year ending December 31, 2031, with such annual increase equal to the lesser of (i) 5% of the number of shares of Class A Common Stock issued and outstanding on December 31st of the immediately preceding fiscal year and (ii) an amount determined by the Board. As of today, an additional 3,219,628 shares may become available under the plan through this evergreen provision, subject to a future S-8 filing.

The number of available shares under the 2021 Plan will be reduced by the sum of the aggregate number of shares of Class A Common Stock which become subject to outstanding awards. To the extent that shares of Class A Common Stock subject to an outstanding award granted under the 2021 Plan or the Smart King Ltd. Equity Incentive Plan, the Smart King Ltd. Special Talent Incentive Plan and each other equity plan maintained by the Company under which awards were outstanding as of the effective time of the 2021 Plan (collectively, the “Prior Plans”) are not issued or delivered by reason of (i) the expiration, termination, cancellation or forfeiture of such award (excluding shares subject to an option canceled upon settlement of a related tandem SAR or subject to a tandem SAR cancelled upon exercise of a related option), or (ii) the settlement of such award in cash, then such shares will again be available for grant under the 2021 Plan. In addition, Class A Common Stock subject to an award under the 2021 Plan or a Prior Plan will again be available for issuance under the 2021 Plan if such shares are (i) shares that were subject to an option or stock-settled SAR and were not issued or delivered upon the net settlement or net exercise of such option or SAR, or (ii) shares delivered to or withheld by the Company to pay the purchase price or the withholding taxes related to an outstanding award. Notwithstanding the foregoing, shares repurchased by the Company on the open market with the proceeds of an option exercise will not again be available for issuance under the 2021 Plan.

The maximum number of shares that may be delivered pursuant to options qualified as incentive stock options granted under the 2021 Plan is 2,517 shares. For clarity, any shares issued in respect of incentive stock options granted under the 2021 Plan will also count against the overall share limit described above.

The closing price of a share of Class A Common Stock as reported on Nasdaq on August 7, 2025 was $2.35 per share.

Change in Control

Unless otherwise provided in an award agreement, in the event of a change in control of the Company, the Board (as constituted prior to such change in control) may, in its discretion, require that (i) some or all outstanding options and SARs will become exercisable in full or in part, either immediately or upon a subsequent termination of employment, (ii) the restriction period applicable to some or all outstanding Stock Awards will lapse in full or in part, either immediately or upon a subsequent termination of employment, (iii) the performance period applicable to some or all outstanding awards will lapse in full or in part, and (iv) the performance measures applicable to some or all outstanding awards will be deemed satisfied at the target, maximum or any other level. In addition, in the event of a change in control, the Board may, in its discretion, require that shares of capital stock of the Company resulting from or succeeding the business of the Company pursuant to such change in control, or the parent thereof, or other property be substituted for some or all of the shares of Class A Common Stock subject to outstanding awards as determined by the Board, and/or require outstanding awards, in whole or in part, to be surrendered to the Company in exchange for a payment of cash, shares of capital stock in the Company resulting from the change in control, or the parent thereof, other property, or a combination of cash and shares or other property.

Under the terms of the 2021 Plan, a change in control is generally defined as: (i) certain acquisitions by any person, entity or group of 50% or more of the total voting power of the Company; (ii) a change in the composition of a majority of the Board during any 12-month period by directors whose appointment was not endorsed by the members of the incumbent members of the Board; or (iii) certain sales of 50% or more of the Company’s assets.

Clawback of Awards

The awards granted under the 2021 Plan and any cash payment or shares of Class A Common Stock delivered pursuant to an award are subject to forfeiture, recovery by the Company or other action pursuant to the applicable award agreement or any clawback or recoupment policy which the Company may adopt from time to time, including any such policy which the Company may be required to adopt under the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 and implementing rules and regulations thereunder, or as otherwise required by law.

Effective Date, Termination and Amendment

The 2021 Plan will terminate on the 10th anniversary of the date the 2021 Plan was approved by the stockholders, unless earlier terminated by the Board. If the Plan Amendment is not approved, the Company will continue to operate the 2021 Plan in accordance with its existing terms and without regard to the Plan Amendment.

The Board may amend the 2021 Plan at any time, subject to any requirement of stockholder approval required by applicable law, rule or regulation, including any rule of Nasdaq, and provided that no amendment may be made that seeks to modify the non-employee director compensation limit under the 2021 Plan or that materially impairs the rights of a holder of an outstanding award without the consent of such holder.

Eligibility

Participants in the 2021 Plan consist of such officers, other employees, non-employee directors, consultants, independent contractors and agents of the Company and its subsidiaries (and such persons who are expected to become any of the foregoing) as selected by the Plan Committee. The aggregate value of cash compensation and the grant date fair value of shares of Class A Common Stock that may be awarded or granted during any fiscal year of the Company to any non-employee director will not exceed $750,000. As of August 6, 2025, approximately 240 employees and three non-employee directors, as well as approximately 11 consultants, independent contractors and agents, are eligible to participate in the 2021 Plan if selected by the Plan Committee to participate.

Stock Options and SARs

The 2021 Plan provides for the grant of stock options and SARs. The Plan Committee will determine the conditions to the exercisability of each option and SAR.

Each option will be exercisable for no more than 10 years after its date of grant. If the option is an incentive stock option and the optionee owns greater than 10% of the voting power of all shares of capital stock of the Company (a “10% holder”), then the option will be exercisable for no more than five years after its date of grant. Except in the case of substitute awards granted in connection with a corporate transaction, the exercise price of an option will not be less than 100% of the fair market value of a share of the Class A Common Stock on the date of grant, unless the option is an incentive stock option and the optionee is a 10% holder, in which case the exercise price will be the price required by the Code.

No SAR granted in tandem with an option (a “tandem SAR”) will be exercised later than the expiration, cancellation, forfeiture or other termination of the related option, and no free-standing SAR will be exercised later than 10 years after its date of grant. Other than in the case of substitute awards granted in connection with a corporate transaction, the base price of a SAR will not be less than 100% of the fair market value of a share of the Class A Common Stock on the date of grant, provided that the base price of a tandem SAR will be the exercise price of the related option. A SAR entitles the holder to receive upon exercise (subject to withholding taxes) shares of the Class A Common Stock (which may be restricted stock) or, to the extent provided in the award agreement, cash or a combination thereof, with an aggregate value equal to the difference between the fair market value of the shares of the Class A Common Stock on the exercise date and the base price of the SAR.

All of the terms relating to the exercise, cancellation or other disposition of stock options and SARs (i) upon a termination of employment of a participant with or service to the Company of the holder of such award, whether by reason of disability, retirement, death or any other reason, or (ii) during a paid or unpaid leave of absence, are determined by the Plan Committee. Notwithstanding anything in the award agreement to the contrary, the holder of an option or SAR will not be entitled to receive dividend equivalents with respect to the shares of Class A Common Stock subject to such option or SAR.

The 2021 Plan expressly permits, without the approval of the Company’s stockholders, the repricing of options and SARs.

Stock Awards

The 2021 Plan provides for the grant of Stock Awards. The Plan Committee may grant a Stock Award as a restricted stock award, restricted stock unit award or other stock award. Restricted stock awards and restricted stock unit awards are subject to forfeiture if the holder does not remain continuously in the employment of the Company or its subsidiaries during the restriction period or if specified performance measures (if any) are not attained during the performance period.

Unless otherwise set forth in a restricted stock award agreement, the holder of shares of restricted stock has rights as a stockholder of the Company, including the right to vote and receive dividends with respect to shares of restricted stock and to participate in any capital adjustments applicable to all holders of the Class A Common Stock; provided, however, that a distribution with respect to shares of the Class A Common Stock, including a regular cash dividend, will be deposited by the Company and will be subject to the same restrictions as the restricted stock.

The agreement awarding restricted stock units will specify (i) whether such award may be settled in shares of the Class A Common Stock, cash or a combination thereof; and (ii) whether the holder will be entitled to receive, on a deferred basis, dividend equivalents, and, if determined by the Plan Committee, interest on, or the deemed reinvestment of, any deferred dividend equivalents, with respect to the number of shares of the Class A Common Stock subject to such award. Any dividend equivalents with respect to restricted stock units will be subject to the same vesting conditions as the underlying awards. Prior to settlement of a restricted stock unit in shares of the Class A Common Stock, the holder of a restricted stock unit has no rights with respect to the shares of the Class A Common Stock subject to such award.

The Plan Committee is authorized to grant other stock awards that may be denominated or payable in, valued in whole or in part by reference to, or otherwise based on, or related to, shares of the Class A Common Stock, including without limitation shares of the Company common stock granted as a bonus and not subject to any vesting conditions, dividend equivalents, deferred stock units, stock purchase rights and shares of Class A Common Stock issued in lieu of obligations of the Company to pay cash under any compensatory plan or arrangement, subject to such terms as determined by the Plan Committee. The Plan Committee will determine the terms and conditions of such awards. Any distribution, dividend or dividend equivalents with respect to other stock awards that are subject to vesting conditions will be subject to the same vesting conditions as the underlying awards.

All of the terms relating to the satisfaction of performance measures and the termination of a restriction period or performance period relating to a Stock Award, or the forfeiture and cancellation of a Stock Award (i) upon a termination of employment with or service to the Company or any of its subsidiaries of the holder of such award, whether by reason of disability, retirement, death or any other reason, or (ii) during a paid or unpaid leave of absence, will be determined by the Plan Committee.

Performance Awards

The 2021 Plan also provides for the grant of performance awards. The agreement relating to a performance award will specify whether such award may be settled in shares of Class A Common Stock (including shares of restricted stock) or cash or a combination thereof. The agreement relating to a performance award will provide, in the manner determined by the Plan Committee, for the vesting of such performance award if the specified performance measures are satisfied or met during the specified performance period and for the forfeiture of such award if the specified performance measures are not satisfied or met during the specified performance period. Any dividends or dividend equivalents with respect to a performance award will be subject to the same vesting restrictions as such performance award. Prior to the settlement of a performance award in shares of Class A Common Stock, the holder of such award has no rights as a stockholder of the Company with respect to such shares.

All of the terms relating to the satisfaction of performance measures and the termination of a performance period, or the forfeiture and cancellation of a performance award upon (i) a termination of employment with or service to the Company or any of its subsidiaries of the holder of such award, whether by reason of disability, retirement, death or any other reason, or (ii) during a paid or unpaid leave of absence, will be determined by the Plan Committee.

Performance Measures

Under the 2021 Plan, the grant, vesting, exercisability or payment of certain awards, or the receipt of shares of the Class A Common Stock subject to certain awards, may be made subject to the satisfaction of performance measures. The performance goals applicable to a particular award will be determined by the Plan Committee at the time of grant. One or more of the following business criteria for the Company, on a consolidated basis, and/or for specified subsidiaries, business or geographical units or operating areas of the Company (except with respect to the total shareholder return and earnings per share criteria) or individual basis, may be used by the Plan Committee in establishing performance measures under the 2021 Plan: the attainment by a share of Class A Common Stock of a specified fair market value for a specified period of time; increase in stockholder value; earnings per share; return on or net assets; return on equity; return on investments; return on capital or invested capital; total stockholder return; earnings or income of the Company before or after taxes and/or interest; earnings before interest, taxes, depreciation and amortization (“EBITDA”); EBITDA margin; operating income; revenues; operating expenses, attainment of expense levels or cost reduction goals; market share; cash flow, cash flow per share, cash flow margin or free cash flow; interest expense; economic value created; gross profit or margin; operating profit or margin; net cash provided by operations; price-to-earnings growth; and strategic business criteria, consisting of one or more objectives based on meeting specified goals relating to market penetration, customer acquisition, business expansion, cost targets, customer satisfaction, reductions in errors and omissions, reductions in lost business, management of employment practices and employee benefits, supervision of litigation, supervision of information technology, quality and quality audit scores, efficiency, and acquisitions or divestitures, or such other goals as the Plan Committee may determine whether or not listed in the 2021 Plan. Each goal may be determined on a pre-tax or post-tax basis or on an absolute or relative basis and may include comparisons based on current internal targets, the past performance of the Company (including the performance of one or more subsidiaries, divisions, or operating units) or the past or current performance of other companies or market indices (or a combination of such past and current performance). Performance goals may include comparisons relating to capital (including, but not limited to, the cost of capital), stockholders’ equity, shares outstanding, assets or net assets, sales, or any combination thereof. In establishing a performance measure or determining the achievement of a performance measure, the Plan Committee may provide that achievement of the applicable performance measures may be amended or adjusted to include or exclude components of any performance measure, including, without limitation: (i) foreign exchange gains and losses, (ii) asset write-downs, (iii) acquisitions and divestitures, (iv) change in fiscal year, (v) unbudgeted capital expenditures, (vi) special charges such as restructuring or impairment charges; (vii) debt refinancing costs; (viii) extraordinary or noncash items; (ix) unusual, infrequently occurring, nonrecurring or one-time events affecting the Company or its financial statements; or (x) changes in law or accounting principles.

Federal Income Tax Consequences

The following is a brief summary of certain United States federal income tax consequences generally arising with respect to awards under the 2021 Plan. This discussion does not address all aspects of the United States federal income tax consequences of participating in the 2021 Plan that may be relevant to participants in light of their personal investment or tax circumstances and does not discuss any state, local or non-United States tax consequences of participating in the 2021 Plan. Each participant is advised to consult his or her particular tax advisor concerning the application of the United States federal income tax laws to such participant’s particular situation, as well as the applicability and effect of any state, local or non-United States tax laws before taking any actions with respect to any awards.

Stock Options

A participant will not recognize taxable income at the time an option is granted and the Company will not be entitled to a tax deduction at that time. A participant will recognize compensation taxable as ordinary income (and subject to income tax withholding in respect of an employee) upon exercise of a non-qualified stock option equal to the excess of the fair market value of the shares purchased over their exercise price, and the Company (or the applicable employer) will be entitled to a corresponding deduction, subject to the limitations under Section 162(m) of the Code. A participant will not recognize income (except for purposes of the alternative minimum tax) upon exercise of an incentive stock option. If the shares acquired by exercise of an incentive stock option are held for the longer of two years from the date the option was granted and one year from the date it was exercised, any gain or loss arising from a subsequent disposition of those shares will be taxed as long-term capital gain or loss, and the Company will not be entitled to any deduction. If, however, those shares are disposed of within the above-described period, then in the year of that disposition the participant will recognize compensation taxable as ordinary income equal to the excess of the lesser of (1) the amount realized upon that disposition, and (2) the fair market value of those shares on the date of exercise over the exercise price, and the Company (or the applicable employer) will be entitled to a corresponding deduction, subject to the limitations under Section 162(m) of the Code.

SARs

A participant will not recognize taxable income at the time SARs are granted and the Company will not be entitled to a tax deduction at that time. Upon exercise, the participant will recognize compensation taxable as ordinary income (and subject to income tax withholding in respect of an employee) in an amount equal to the fair market value of any shares delivered and the amount of cash paid by the Company, and the Company (or the applicable employer) will be entitled to a corresponding deduction, subject to the limitations under Section 162(m) of the Code.

Stock Awards

A participant will not recognize taxable income at the time restricted stock (i.e., stock subject to a substantial risk of forfeiture) is granted and the Company will not be entitled to a tax deduction at that time, unless the participant makes an election to be taxed at that time. If such election is made, the participant will recognize compensation taxable as ordinary income (and subject to income tax withholding in respect of an employee) at the time of the grant in an amount equal to the excess of the fair market value for the shares at such time over the amount, if any, paid for those shares. If such election is not made, the participant will recognize compensation taxable as ordinary income (and subject to income tax withholding in respect of an employee) at the time the restrictions constituting a substantial risk of forfeiture lapse in an amount equal to the excess of the fair market value of the shares at such time over the amount, if any, paid for those shares. The amount of ordinary income recognized by making the above-described election or upon the lapse of restrictions constituting a substantial risk of forfeiture is deductible by the Company (or the applicable employer) as compensation expense, subject to the limitations under Section 162(m) of the Code. In addition, a participant receiving dividends with respect to restricted stock for which the above-described election has not been made and prior to the time the restrictions constituting a substantial risk of forfeiture lapse will recognize compensation taxable as ordinary income (and subject to income tax withholding in respect of an employee), rather than dividend income, in an amount equal to the dividends paid and the Company (or the applicable employer) will be entitled to a corresponding deduction, subject to the limitations under Section 162(m) of the Code.

A participant will not recognize taxable income at the time a restricted stock unit is granted and the Company will not be entitled to a tax deduction at that time. Upon settlement of restricted stock units, the participant will recognize compensation taxable as ordinary income (and subject to income tax withholding in respect of an employee) in an amount equal to the fair market value of any shares delivered and the amount of any cash paid by the Company, and the Company (or the applicable employer) will be entitled to a corresponding deduction, subject to the limitations under Section 162(m) of the Code.

The tax consequences of another type of Stock Award will depend on the structure and form of such award. A participant who receives a Stock Award in the form of shares of Class A Common Stock that are not subject to any restrictions under the 2021 Plan will recognize compensation taxable as ordinary income on the date of grant in an amount equal to the fair market value of such shares on that date, and the Company (or the applicable employer) will be entitled to a corresponding deduction, subject to the limitations under Section 162(m) of the Code.

Performance Awards

A participant will not recognize taxable income at the time performance awards are granted and the Company will not be entitled to a tax deduction at that time. Upon settlement of performance awards, the participant will recognize compensation taxable as ordinary income (and subject to income tax withholding in respect of an employee) in an amount equal to the fair market value of any shares delivered and the amount of cash paid by the Company, and the Company (or the applicable employer) will be entitled to a corresponding deduction, subject to the limitations under Section 162(m) of the Code.

Section 162(m) of the Code

Section 162(m) of the Code generally limits to $1 million the amount that a publicly held corporation is allowed each year to deduct for the compensation paid to the corporation’s chief executive officer, chief financial officer and certain of the corporation’s current and former executive officers.

New Plan Benefit

Because the Plan Committee has the discretion to grant future awards under the 2021 Plan to officers, employees, non-employee directors, consultants, independent contractors and agents of the Company and its subsidiaries, the type, number, recipients, and other terms of such awards that will be received by participants under the 2021 Plan cannot be determined as of the date of this proxy statement. The Company has not approved any awards that are conditioned upon stockholder approval of the proposed Plan Amendment and is not currently considering any specific award grants under the 2021 Plan. If the Plan Amendment had been in effect in fiscal 2024, the Company expects that its award grants for fiscal 2024 would not have been substantially different from those actually made in that year under the current version of the 2021 Plan.

Historical Equity Awards Table

The following table sets forth the number of stock options, restricted stock units and performance stock units granted over the lifetime of the 2021 Plan to the individuals and groups as indicated as of August 6, 2025:

Name and Position	Stock Options	RSUs	PSUs
Matthias Aydt, Global Co-Chief Executive Officer	5	35,736	—
Jiawei Wang, Global President	0	0	0
Koti Meka, Chief Financial Officer	4	10,505
Chui Tin Mok, Global Executive Vice President and Head of FF Middle East	3	31,972	—
YT Jia, Founder, Global Co-Chief Executive Officer	119	398,247	—
All current executive officers as a group	131	702,524
Chad Chen, Director	—	60,536	—
Jie Sheng, Director	—	60,530	—
Lev Peker, Director	—	60,404	—
All current independent directors as a group	—	181,470	—
Each other person who received or is to receive 5% of awards	—	—	—
All employees, including all current officers who are not executive officers, as a group	131	883,994	—

Equity Compensation Plan Information

For more information on the Company’s stock plans, please see “Equity Compensation Plan Information” below.

Proposal

The Company is seeking stockholder approval of an amendment to the 2021 Plan in order to increase the number of shares of Class A Common Stock available for issuance under the 2021 Plan by an additional 9,500,000 shares.

Voting Requirements

The Bylaws require the affirmative vote of the holders of a majority of the voting power of the shares of Common Stock and Series B Preferred Stock present by virtual attendance or represented by proxy at the Special Meeting and entitled to vote, voting together as a single class, to approve the Amended 2021 Plan Proposal. The Series A Preferred Stock is not entitled to vote on this proposal. Abstentions will be counted as present for purposes of determining a quorum and will have the same effect as a vote “Against” this proposal. We believe that broker non-votes will be counted towards the presence of a quorum but will have no effect and will not be counted towards the vote total for this proposal because we have been advised by NYSE that this proposal should be considered “non-routine” under NYSE rules, and accordingly, we believe that your broker may not vote your shares on such Proposal without instructions from you. Nevertheless, whether a proposal is “routine” or “non-routine” remains subject to the final determination of NYSE. If your shares are held by a bank, we believe your shares cannot be voted without your specific instructions.

Recommendation

THE BOARD RECOMMENDS VOTING “FOR” THE AMENDED 2021 PLAN PROPOSAL.

ALL MEMBERS OF THE BOARD AND ALL OF OUR EXECUTIVE OFFICERS ARE ELIGIBLE FOR AWARDS UNDER THE 2021 PLAN AND THEREFORE HAVE A PERSONAL INTEREST IN THE APPROVAL OF THIS PROPOSAL.

PROPOSAL 5: APPROVAL OF AN ADJOURNMENT OF THE SPECIAL MEETING, IF
NECESSARY, TO SOLICIT ADDITIONAL PROXIES

If the Special Meeting is convened and a quorum is present, but there are not sufficient votes to approve the Proposals, or if there are insufficient votes to constitute a quorum, our proxy holders may move to adjourn the Special Meeting at that time in order to enable the Board to solicit additional proxies.

In this Proposal, we are asking our stockholders to authorize the adjournment of the Special Meeting by the Company from time to time to permit further solicitation of proxies, if necessary or appropriate, if sufficient votes are not represented at the Special Meeting to approve the Proposals or if otherwise determined by the chairperson of the meeting to be necessary or appropriate. If our stockholders approve this Proposal, we could adjourn the Special Meeting and any adjourned or postponed session of the Special Meeting and use the additional time to solicit additional proxies, including the solicitation of proxies from our stockholders that have previously voted. Among other things, approval of this Proposal could mean that, even if we had received proxies representing a sufficient number of votes to defeat the Proposals, we could adjourn the Special Meeting without a vote on such Proposal and seek to convince our stockholders to change their votes in favor of such Proposal.

If it is necessary or appropriate (as determined in good faith by the Board) to adjourn the Special Meeting, no notice of the adjourned meeting is required to be given to our stockholders, other than an announcement at the Special Meeting of the time and place to which the Special Meeting is adjourned, so long as the meeting is adjourned for 30 days or less and no new record date is fixed for the adjourned meeting. At the adjourned meeting, we may transact any business which might have been transacted at the original meeting.

Proposal

The Company is seeking stockholder approval to adjourn the Special Meeting by the Company from time to time to permit further solicitation of proxies, if necessary or appropriate, if sufficient votes are not represented at the Special Meeting to approve the Proposals or if otherwise determined by the chairperson of the meeting to be necessary or appropriate.

Voting Requirements

The Series A Preferred Stock is not entitled to vote on this Proposal. The Bylaws require the affirmative vote of the holders of a majority of shares of our Common Stock present by virtual attendance at the Special Meeting or represented by proxy and entitled to vote on the matter at the Special Meeting to approve the Adjournment Proposal. Abstentions will be counted as present for purposes of determining a quorum and will have the same effect as a vote “Against” this Proposal. We do not anticipate broker non-votes for this proposal because this Proposal should be considered “routine” under NYSE rules, and accordingly, we believe that your broker may vote your shares on this Proposal without instructions from you. Nevertheless, whether a proposal is “routine” or “non-routine” remains subject to the final determination of NYSE.

Recommendation

THE BOARD RECOMMENDS VOTING “FOR” THE ADJOURNMENT PROPOSAL.

STOCKHOLDER PROPOSALS FOR 2026 ANNUAL MEETING

In order for a stockholder proposal to be considered for inclusion in the Company’s Proxy Statement for the 2026 Annual Meeting pursuant to Rule 14a-8 under the Exchange Act, our Corporate Secretary must receive the proposal no later than December 30, 2025. If the date of next year’s annual meeting is changed by more than 30 days from the date of this year’s Annual Meeting, then the deadline will be a reasonable time before we begin to make our proxy materials available to stockholders. Such proposals must be sent via registered, certified, or express mail (or other means that allows the stockholder to determine when the proposal was received) to: Faraday Future Intelligent Electric Inc., Attn: Corporate Secretary, 18455 S. Figueroa Street, Gardena, California 90248. Such proposals must comply with the SEC’s requirements in Rule 14a-8 under the Exchange Act regarding the inclusion of stockholder proposals in Company-sponsored proxy materials, such as the requirement that the stockholder continues to own a minimum number of shares until the 2026 Annual Meeting and appear in person or through an authorized representative at the 2026 Annual Meeting to present the proposal.

Alternatively, stockholders intending to put forth a director nomination or a stockholder proposal not pursuant to Rule 14a-8 under the Exchange Act must comply with the requirements set forth in our Bylaws. Our Bylaws require, among other things, that our Corporate Secretary receive written notice with respect to each director nomination or other proposal that the stockholder intends to present at the 2026 Annual Meeting from the stockholder no earlier than the close of business on January 26, 2026 and no later than the close of business on February 25, 2026. If we change the date of our 2026 Annual Meeting to a date that is before April 28, 2026 or after June 27, 2026, however, notice of any proposal or director nomination must instead be delivered not earlier than the close of business on the 120th day and not later than the close of business on the 90th day prior to our 2026 Annual Meeting, and the 10th day following the day on which we first publicly announce the date of our 2026 Annual Meeting. The notice must contain the information required by our Bylaws.

In order for stockholders to give timely notice of nominations for directors, other than those nominated by the Company, for inclusion on a universal proxy card in connection with the 2025 Annual Meeting, notice must be submitted no later than March 28, 2026 and include all of the information required by Rule 14a-19 under the Exchange Act. If we change the date of our 2026 Annual Meeting to a date that is before April 28, 2026 or after June 27, 2026, however, notice of nominations for directors, other than those nominated by the Company, for inclusion on a universal proxy card must instead be delivered by the later of the 60th day prior to our 2026 Annual Meeting, or the 10th day following the day on which we first publicly announce the date of our 2026 Annual Meeting.

Proposals received by the Corporate Secretary after the dates mentioned will not be included in the proxy statement or acted upon at the 2026 Annual Meeting.

OTHER MATTERS

The Board is not aware of any other matters to be submitted for consideration at the Special Meeting. If any other matters properly come before the Special Meeting, it is the intention of the persons named in the proxy card to vote the shares they represent as the Board may recommend. Discretionary authority with respect to such other matters is granted by the execution of the proxy, whether through telephonic or Internet voting or, alternatively, by using a paper copy of the proxy card that has been requested.

It is important that your shares be represented at the Special Meeting, regardless of the number of shares that you hold. You are, therefore, urged to vote by telephone or by using the Internet as instructed on the proxy card or, if so requested, by executing and returning, at your earliest convenience, the requested proxy card in the envelope that will have been provided.

This 18th day of August, 2025.

By Order of the Board of Directors

/s/ Matthias Aydt
Matthias Aydt Global Chief Executive Officer Gardena, California

Annex A

EIGHTH CERTIFICATE OF AMENDMENT

TO THE

THIRD AMENDED AND RESTATED CERTIFICATE OF INCORPORATION

OF

FARADAY FUTURE INTELLIGENT ELECTRIC INC.

Faraday Future Intelligent Electric Inc. (the “Corporation”), a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware (“DGCL”), hereby certifies as follows:

1. The name of the Corporation is Faraday Future Intelligent Electric Inc. (originally incorporated as Property Solutions Acquisition Corp.).

2. The original Certificate of Incorporation of the Corporation (the “Original Certificate”) was filed with the Secretary of State of the State of Delaware on February 11, 2020.

3. The Corporation amended and restated the Original Certificate, which was filed with the Secretary of State of the State of Delaware on July 21, 2020 (the “Amended and Restated Certificate”).

4. The Corporation further amended and restated the Amended and Restated Certificate, which was filed with the Secretary of State of the State of Delaware on July 21, 2021 (the “Second Amended and Restated Certificate”).

5. The Corporation has four times amended the Second Amended and Restated Certificate, (i) which certificate of amendment to the Second Amended and Restated Certificate was filed with the Secretary of State of the State of Delaware on November 22, 2022, (ii) which second certificate of amendment to the Second Amended and Restated Certificate was filed with the Secretary of State of the State of Delaware on March 1, 2023, (iii) which Certificate of Designation of Preferences, Rights and Limitations of Series A Preferred Stock was filed with the Secretary of State of the State of Delaware on June 16, 2023, and (iv) which Certificate of Elimination of Series A Preferred Stock was filed with the Secretary of State of the State of Delaware on August 24, 2023.

6. The Corporation further amended and restated the Second Amended and Restated Certificate, which was filed with the Secretary of State of the State of Delaware on August 24, 2023 (the “Third Amended and Restated Certificate”).

7. The Corporation has fifteen times amended the Third Amended and Restated Certificate, (i) which Certificate of Designation of Preferences, Rights and Limitations of Series A Preferred Stock was filed with the Secretary of State of the State of Delaware on December 21, 2023, (ii) which Certificate of Elimination of Series A Preferred Stock was filed with the Secretary of State of the State of Delaware on February 5, 2024, (iii) which certificate of amendment to the Third Amended and Restated Certificate was filed with the Secretary of State of the State of Delaware on February 5, 2024, (iv) which second certificate of amendment to the Third Amended and Restated Certificate was filed with the Secretary of State of the State of Delaware on February 23, 2024, (v) which Certificate of Designation of Preferences, Rights and Limitations of Series A Preferred Stock was filed with the Secretary of State of the State of Delaware on June 21, 2024 and (vi) which Certificate of Elimination of Series A Preferred Stock was filed with the Secretary of State of the State of Delaware on August 1, 2024, (vii) which fourth certificate of amendment to the Third Amended and Restated Certificate was filed with the Secretary of State of the State of Delaware on August 1, 2024, (viii) which Certificate of Designation of Preferences, Rights and Limitations of Series A Preferred Stock was filed with the Secretary of State of the State of Delaware on January 23, 2025, (ix) which Certificate of Elimination of Series A Preferred Stock was filed with the Secretary of State of the State of Delaware on March 10, 2025, (x) which Certificate of Designation of Preferences, Rights and Limitations of Series B Preferred Stock was filed with the Secretary of State of the State of Delaware on April 3, 2025, (xi) which Certificate of Correction to the Certificate of Designation of Preferences, Rights and Limitations of Series B Preferred Stock was filed with the Secretary of State of the State of Delaware on April 9, 2025; (xii) which Certificate of Designation of Preferences, Rights and Limitations of Series A Preferred Stock was filed with the Secretary of State of the State of Delaware on April 17, 2025; (xiii) which Certificate of Elimination of Series A Preferred Stock was filed with the Secretary of State of the State of Delaware on May 29, 2025; (xiv) which sixth certificate of amendment to the Third Amended and Restated Certificate was filed with the Secretary of State of the State of Delaware on May 29, 2025; and (xv) which Certificate of Designation of Preferences, Rights and Limitations of Series A Preferred Stock was filed with the Secretary of State of the State of Delaware on August 6, 2025.

8. The first two paragraphs of Section 4.1 of the Third Amended and Restated Certificate of Incorporation are hereby amended and restated to read in their entirety as follows:

“Section 4.1 The total number of shares of all classes of capital stock that the Corporation is authorized to issue is 250,401,985, consisting of two classes of stock: (i) 232,470,985 shares of common stock, par value $0.0001 per share (the “Common Stock”), and (ii) 17,931,000 shares of preferred stock, par value $0.0001 per share (the “Preferred Stock”). The class of Common Stock shall be divided into two series of stock composed of (i) 228,041,297 shares of Class A common stock (the “Class A Common Stock”) and (ii) 4,429,688 shares of Class B common stock (the “Class B Common Stock”). For the avoidance of doubt, the Class A Common Stock and Class B Common Stock are separate series within a single class of Common Stock, and are referred to herein together as the “Common Stock”.

9. This Seventh Amendment to the Third Amended and Restated Certificate of Incorporation was duly adopted in accordance with the provisions of Section 242 of the DGCL.

[Signature Page Follows]

IN WITNESS WHEREOF, Faraday Future Intelligent Electric Inc. has caused this Certificate of Amendment to be signed by its Co-Global Chief Executive Officer on this [   ] day of [   ], 2025.

FARADAY FUTURE INTELLIGENT ELECTRIC INC.

By:	/s/ Matthias Aydt
Name:	Matthias Aydt
Title:	Co-Global Chief Executive Officer

Annex B

NINTH CERTIFICATE OF AMENDMENT

TO THE

THIRD AMENDED AND RESTATED CERTIFICATE OF INCORPORATION

OF

FARADAY FUTURE INTELLIGENT ELECTRIC INC.

Faraday Future Intelligent Electric Inc. (the “Corporation”), a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware (“DGCL”), hereby certifies as follows:

1. The name of the Corporation is Faraday Future Intelligent Electric Inc. (originally incorporated as Property Solutions Acquisition Corp.).

2. The original Certificate of Incorporation of the Corporation (the “Original Certificate”) was filed with the Secretary of State of the State of Delaware on February 11, 2020.

3. The Corporation amended and restated the Original Certificate, which was filed with the Secretary of State of the State of Delaware on July 21, 2020 (the “Amended and Restated Certificate”).

4. The Corporation further amended and restated the Amended and Restated Certificate, which was filed with the Secretary of State of the State of Delaware on July 21, 2021 (the “Second Amended and Restated Certificate”).

5. The Corporation has four times amended the Second Amended and Restated Certificate, (i) which certificate of amendment to the Second Amended and Restated Certificate was filed with the Secretary of State of the State of Delaware on November 22, 2022, (ii) which second certificate of amendment to the Second Amended and Restated Certificate was filed with the Secretary of State of the State of Delaware on March 1, 2023, (iii) which Certificate of Designation of Preferences, Rights and Limitations of Series A Preferred Stock was filed with the Secretary of State of the State of Delaware on June 16, 2023, and (iv) which Certificate of Elimination of Series A Preferred Stock was filed with the Secretary of State of the State of Delaware on August 24, 2023.

6. The Corporation further amended and restated the Second Amended and Restated Certificate, which was filed with the Secretary of State of the State of Delaware on August 24, 2023 (the “Third Amended and Restated Certificate”).

7. The Corporation has sixteen times amended the Third Amended and Restated Certificate, (i) which Certificate of Designation of Preferences, Rights and Limitations of Series A Preferred Stock was filed with the Secretary of State of the State of Delaware on December 21, 2023, (ii) which Certificate of Elimination of Series A Preferred Stock was filed with the Secretary of State of the State of Delaware on February 5, 2024, (iii) which certificate of amendment to the Third Amended and Restated Certificate was filed with the Secretary of State of the State of Delaware on February 5, 2024, (iv) which second certificate of amendment to the Third Amended and Restated Certificate was filed with the Secretary of State of the State of Delaware on February 23, 2024, (v) which Certificate of Designation of Preferences, Rights and Limitations of Series A Preferred Stock was filed with the Secretary of State of the State of Delaware on June 21, 2024 and (vi) which Certificate of Elimination of Series A Preferred Stock was filed with the Secretary of State of the State of Delaware on August 1, 2024, (vii) which fourth certificate of amendment to the Third Amended and Restated Certificate was filed with the Secretary of State of the State of Delaware on August 1, 2024, (viii) which Certificate of Designation of Preferences, Rights and Limitations of Series A Preferred Stock was filed with the Secretary of State of the State of Delaware on January 23, 2025, (ix) which Certificate of Elimination of Series A Preferred Stock was filed with the Secretary of State of the State of Delaware on March 10, 2025, (x) which Certificate of Designation of Preferences, Rights and Limitations of Series B Preferred Stock was filed with the Secretary of State of the State of Delaware on April 3, 2025, (xi) which Certificate of Correction to the Certificate of Designation of Preferences, Rights and Limitations of Series B Preferred Stock was filed with the Secretary of State of the State of Delaware on April 9, 2025; (xii) which Certificate of Designation of Preferences, Rights and Limitations of Series A Preferred Stock was filed with the Secretary of State of the State of Delaware on April 17, 2025; (xiii) which Certificate of Elimination of Series A Preferred Stock was filed with the Secretary of State of the State of Delaware on May 29, 2025; (xiv) which sixth certificate of amendment to the Third Amended and Restated Certificate was filed with the Secretary of State of the State of Delaware on May 29, 2025; (xv) which Certificate of Designation of Preferences, Rights and Limitations of Series A Preferred Stock was filed with the Secretary of State of the State of Delaware on August 6, 2025; and (xvi) which eighth certificate of amendment to the Third Amended and Restated Certificate was filed with the Secretary of State of the State of Delaware on [   ], 2025,

8. Article I of the Third Amended and Restated Certificate of Incorporation are hereby amended and restated to read in their entirety as follows:

“ARTICLE I

NAME

The name of the corporation is Faraday Future AI Electric Vehicle Inc. (the “Corporation”).”

9. This Ninth Amendment to the Third Amended and Restated Certificate of Incorporation was duly adopted in accordance with the provisions of Section 242 of the DGCL.

[Signature Page Follows]

IN WITNESS WHEREOF, Faraday Future Intelligent Electric Inc. has caused this Certificate of Amendment to be signed by its Chief Executive Officer on this [   ] day of [   ], 2025.

FARADAY FUTURE INTELLIGENT ELECTRIC INC.

By:	/s/ Matthias Aydt
Name:	Matthias Aydt
Title:	Global Chief Executive Officer

Annex C

FARADAY FUTURE INTELLIGENT ELECTRIC INC.
THIRD AMENDED AND RESTATED 2021 STOCK INCENTIVE PLAN

(as amended July 28, 2025)

I. INTRODUCTION

1.1 Purposes. The purposes of the Faraday Future Intelligent Electric Inc. Second Amended and Restated 2021 Stock Incentive Plan (this “Plan”) are (i) to align the interests of the Company’s stockholders and the recipients of awards under this Plan by increasing the proprietary interest of such recipients in the Company’s growth and success, (ii) to advance the interests of the Company by attracting and retaining Non-Employee Directors, officers, other employees, consultants, independent contractors and agents and (iii) to motivate such persons to act in the long-term best interests of the Company and its stockholders. All share numbers in this Plan are presented after giving effect to the Company’s 1-for-80 reverse stock split effective August 28, 2023 and the Company’s 1-for-3 reverse stock split effective February 29, 2024.

1.2 Certain Definitions.

“Acquisition” shall have the meaning set forth in Section 5.8.

“Agreement” shall mean the written or electronic agreement evidencing an award hereunder between the Company and the recipient of such award.

“Board” shall mean the Board of Directors of the Company.

“Change in Control” shall have the meaning set forth in Section 5.8(b).

“Code” shall mean the Internal Revenue Code of 1986, as amended.

“Committee” shall mean the Compensation Committee of the Board, or a subcommittee thereof, or such other committee designated by the Board, in each case, consisting of two or more members of the Board, each of whom is intended to be (i) a “Non-Employee Director” within the meaning of Rule 16b-3 under the Exchange Act and (ii) “independent” within the meaning of the rules of the NASDAQ Capital Market or, if the Common Stock is not listed on the NASDAQ Capital Market, within the meaning of the rules of the principal stock exchange on which the Common Stock is then traded.

“Common Stock” shall mean the Class A common stock, par value $0.0001 per share, of the Company, and all rights appurtenant thereto.

“Company” shall mean Faraday Future Intelligent Electric Inc., a corporation organized under the laws of the State of Delaware, or any successor thereto.

“Data” shall have the meaning set forth in Section 5.15.

“Exchange Act” shall mean the Securities Exchange Act of 1934, as amended.

“Fair Market Value” shall mean the closing transaction price of a share of Common Stock as reported on the NASDAQ Capital Market on the date as of which such value is being determined or, if the Common Stock is not listed on the NASDAQ Capital Market, the closing transaction price of a share of Common Stock on the principal national stock exchange on which the Common Stock is traded on the date as of which such value is being determined or, if there shall be no reported transactions for such date, on the next preceding date for which transactions were reported; provided, however, that if the Common Stock is not listed on a national stock exchange or if Fair Market Value for any date cannot be so determined, Fair Market Value shall be determined by the Committee by whatever means or method as the Committee, in the good faith exercise of its discretion, shall at such time deem appropriate and in compliance with Section 409A of the Code.

“Free-Standing SAR” shall mean an SAR which is not granted in tandem with, or by reference to, an option, which entitles the holder thereof to receive, upon exercise, shares of Common Stock (which may be Restricted Stock) or, to the extent set forth in the applicable Agreement, cash or a combination thereof, with an aggregate value equal to the excess of the Fair Market Value of one (1) share of Common Stock on the date of exercise over the base price of such SAR, multiplied by the number of such SARs which are exercised.

“Incentive Stock Option” shall mean an option to purchase shares of Common Stock that meets the requirements of Section 422 of the Code, or any successor provision, which is intended by the Committee to constitute an Incentive Stock Option.

“Non-Employee Director” shall mean any director of the Company who is not an officer or employee of the Company or any Subsidiary.

“Nonqualified Stock Option” shall mean an option to purchase shares of Common Stock which is not an Incentive Stock Option.

“Other Stock Award” shall mean an award granted pursuant to Section 3.4 of the Plan.

“Performance Award” shall mean a right to receive an amount of cash, Common Stock, or a combination of both, contingent upon the attainment of specified Performance Measures within a specified Performance Period.

“Performance Measures” shall mean the criteria and objectives, established by the Committee, which shall be satisfied or met (i) as a condition to the grant or exercisability of all or a portion of an option or SAR or (ii) during the applicable Restriction Period or Performance Period as a condition to the vesting of the holder’s interest, in the case of a Restricted Stock Award, of the shares of Common Stock subject to such award, or, in the case of a Restricted Stock Unit Award, Other Stock Award or Performance Award, to the holder’s receipt of the shares of Common Stock subject to such award or of payment with respect to such award. One or more of the following business criteria for the Company, on a consolidated basis, and/or for specified Subsidiaries, business or geographical units or operating areas of the Company (except with respect to the total shareholder return and earnings per share criteria) or individual basis, may be used by the Committee in establishing Performance Measures under this Plan: the attainment by a share of Common Stock of a specified Fair Market Value for a specified period of time; increase in stockholder value; earnings per share; return on or net assets; return on equity; return on investments; return on capital or invested capital; total stockholder return; earnings or income of the Company before or after taxes and/or interest; earnings before interest, taxes, depreciation and amortization (“EBITDA”); EBITDA margin; operating income; revenues; operating expenses, attainment of expense levels or cost reduction goals; market share; cash flow, cash flow per share, cash flow margin or free cash flow; interest expense; economic value created; gross profit or margin; operating profit or margin; net cash provided by operations; price-to-earnings growth; and strategic business criteria, consisting of one or more objectives based on meeting specified goals relating to market penetration, customer acquisition, business expansion, cost targets, customer satisfaction, reductions in errors and omissions, reductions in lost business, management of employment practices and employee benefits, supervision of litigation, supervision of information technology, quality and quality audit scores, efficiency, commercial launch of new products, completion of projects, and closing of acquisitions, divestitures, financings or other transactions, or such other goals as the Committee may determine whether or not listed herein. Each such goal may be determined on a pre-tax or post-tax basis or on an absolute or relative basis, and may include comparisons based on current internal targets, the past performance of the Company (including the performance of one or more Subsidiaries, divisions, or operating units) or the past or current performance of other companies or market indices (or a combination of such past and current performance). In addition to the ratios specifically enumerated above, performance goals may include comparisons relating to capital (including, but not limited to, the cost of capital), shareholders’ equity, shares outstanding, assets or net assets, sales, or any combination thereof. In establishing a Performance Measure or determining the achievement of a Performance Measure, the Committee may provide that achievement of the applicable Performance Measures may be amended or adjusted to include or exclude components of any Performance Measure, including, without limitation, foreign exchange gains and losses, asset write-downs, acquisitions and divestitures, change in fiscal year, unbudgeted capital expenditures, special charges such as restructuring or impairment charges, debt refinancing costs, extraordinary or noncash items, unusual, infrequently occurring, nonrecurring or one-time events affecting the Company or its financial statements or changes in law or accounting principles. Performance Measures shall be subject to such other special rules and conditions as the Committee may establish at any time.

“Performance Period” shall mean any period designated by the Committee during which (i) the Performance Measures applicable to an award shall be measured and (ii) the conditions to vesting applicable to an award shall remain in effect.

“Person” shall have the meaning set forth in Section 5.8.

“Prior Plans” shall mean the Smart King Ltd. Equity Incentive Plan, the Smart King Ltd. Special Talent Incentive Plan and each other equity plan maintained by FF Intelligent Mobility Global Holdings Ltd. under which awards are outstanding as of the effective date of this Plan.

“Restricted Stock” shall mean shares of Common Stock which are subject to a Restriction Period and which may, in addition thereto, be subject to the attainment of specified Performance Measures within a specified Performance Period.

“Restricted Stock Award” shall mean an award of Restricted Stock under this Plan.

“Restricted Stock Unit” shall mean a right to receive one (1) share of Common Stock or, in lieu thereof and to the extent set forth in the applicable Agreement, the Fair Market Value of such share of Common Stock in cash, which shall be contingent upon the expiration of a specified Restriction Period and which may, in addition thereto, be contingent upon the attainment of specified Performance Measures within a specified Performance Period.

“Restricted Stock Unit Award” shall mean an award of Restricted Stock Units under this Plan.

“Restriction Period” shall mean any period designated by the Committee during which (i) the Common Stock subject to a Restricted Stock Award may not be sold, transferred, assigned, pledged, hypothecated or otherwise encumbered or disposed of, except as provided in this Plan or the Agreement relating to such award, or (ii) the conditions to vesting applicable to a Restricted Stock Unit Award or Other Stock Award shall remain in effect.

“SAR” shall mean a stock appreciation right which may be a Free-Standing SAR or a Tandem SAR.

“Stock Award” shall mean a Restricted Stock Award, Restricted Stock Unit Award or Other Stock Award.

“Subsidiary” shall mean any corporation, limited liability company, partnership, joint venture or similar entity in which the Company owns, directly or indirectly, an equity interest possessing more than 50% of the combined voting power of the total outstanding equity interests of such entity.

“Substitute Award” shall mean an award granted under this Plan upon the assumption of, or in substitution for, outstanding equity awards previously granted by a company or other entity in connection with a corporate transaction, including a merger, combination, consolidation or acquisition of property or stock; provided, however, that in no event shall the term “Substitute Award” be construed to refer to an award made in connection with the cancellation and repricing of an option or SAR.

“Tandem SAR” shall mean an SAR which is granted in tandem with, or by reference to, an option (including a Nonqualified Stock Option granted prior to the date of grant of the SAR), which entitles the holder thereof to receive, upon exercise of such SAR and surrender for cancellation of all or a portion of such option, shares of Common Stock (which may be Restricted Stock) or, to the extent set forth in the applicable Agreement, cash or a combination thereof, with an aggregate value equal to the excess of the Fair Market Value of one (1) share of Common Stock on the date of exercise over the base price of such SAR, multiplied by the number of shares of Common Stock subject to such option, or portion thereof, which is surrendered.

“Tax Date” shall have the meaning set forth in Section 5.5.

“Ten Percent Holder” shall have the meaning set forth in Section 2.1(a).

1.3 Administration. This Plan shall be administered by the Committee. Any one or a combination of the following awards may be made under this Plan to eligible persons: (i) options to purchase shares of Common Stock in the form of Incentive Stock Options or Nonqualified Stock Options; (ii) SARs in the form of Tandem SARs or Free-Standing SARs; (iii) Stock Awards in the form of Restricted Stock, Restricted Stock Units or Other Stock Awards; and (iv) Performance Awards. The Committee shall, subject to the terms of this Plan, select eligible persons for participation in this Plan and determine the form, amount and timing of each award to such persons and, if applicable, the number of shares of Common Stock subject to an award, the number of SARs, the number of Restricted Stock Units, the dollar value subject to a Performance Award, the purchase price or base price associated with the award, the time and conditions of exercise or settlement of the award and all other terms and conditions of the award, including, without limitation, the form of the Agreement evidencing the award. The Committee may, in its sole discretion and for any reason at any time, take action such that (i) any or all outstanding options and SARs shall become exercisable in part or in full, (ii) all or a portion of the Restriction Period applicable to any outstanding awards shall lapse, (iii) all or a portion of the Performance Period applicable to any outstanding awards shall lapse and (iv) the Performance Measures (if any) applicable to any outstanding awards shall be deemed to be satisfied at the target, maximum or any other level. The Committee shall, subject to the terms of this Plan, interpret this Plan and the application thereof, establish rules and regulations it deems necessary or desirable for the administration of this Plan and may impose, incidental to the grant of an award, conditions with respect to the award, such as limiting competitive employment or other activities. All such interpretations, rules, regulations and conditions shall be conclusive and binding on all parties.

The Committee may delegate some or all of its power and authority hereunder to the Board (or any members thereof) or, subject to applicable law, to a subcommittee of the Board, a member of the Board, the Chief Executive Officer or other executive officer of the Company as the Committee deems appropriate; provided, however, that the Committee may not delegate its power and authority to a member of the Board, the Chief Executive Officer or other executive officer of the Company with regard to the selection for participation in this Plan of an officer, director or other person subject to Section 16 of the Exchange Act or decisions concerning the timing, pricing or amount of an award to such an officer, director or other person.

No member of the Board or Committee, and neither the Chief Executive Officer nor any other executive officer to whom the Committee delegates any of its power and authority hereunder, shall be liable for any act, omission, interpretation, construction or determination made in connection with this Plan in good faith, and the members of the Board and the Committee and the Chief Executive Officer or other executive officer shall be entitled to indemnification and reimbursement by the Company in respect of any claim, loss, damage or expense (including attorneys’ fees) arising therefrom to the full extent permitted by law (except as otherwise may be provided in the Company’s Certificate of Incorporation and/or Bylaws) and under any directors’ and officers’ liability insurance that may be in effect from time to time.

1.4 Eligibility. Participants in this Plan shall consist of such officers, other employees, Non-Employee Directors, consultants, independent contractors, agents, and persons expected to become officers, other employees, Non-Employee Directors, consultants, independent contractors and agents of the Company and its Subsidiaries as the Committee in its sole discretion may select from time to time, provided such persons are eligible to receive awards of shares of Common Stock that are registered on a Form S-8 registration statement. The Committee’s selection of a person to participate in this Plan at any time shall not require the Committee to select such person to participate in this Plan at any other time. Except as otherwise provided for in an Agreement, for purposes of this Plan, references to employment by the Company shall also mean employment by a Subsidiary, and references to employment shall include service as a Non-Employee Director, consultant, independent contractor or agent. The Committee shall determine, in its sole discretion, the extent to which a participant shall be considered employed during an approved leave of absence. The aggregate value of cash compensation and the grant date fair value of shares of Common Stock that may be awarded or granted during any fiscal year of the Company to any Non-Employee Director shall not in the aggregate exceed $750,000.

1.5 Shares Available. Subject to adjustment as provided in Section 5.7 and to all other limits set forth in this Plan, 10,188,552 shares of Common Stock shall be available for all awards under this Plan, other than Substitute Awards. Subject to adjustment as provided in Section 5.7, no more than 11,733,029 shares of Common Stock in the aggregate may be issued under the Plan in connection with Incentive Stock Options. In addition, the number of shares of Common Stock available under the Plan shall increase annually on the first day of each calendar year, beginning with the calendar year ending December 31, 2025, and continuing until (and including) the calendar year ending December 31, 2031, with such annual increase equal to the lesser of (i) 5% of the number of shares of Stock issued and outstanding on December 31 of the immediately preceding fiscal year and (ii) an amount determined by the Board. The number of shares of Common Stock that remain available for future grants under the Plan shall be reduced by the sum of the aggregate number of shares of Common Stock that become subject to outstanding options, outstanding Free-Standing SARs, outstanding Stock Awards and outstanding Performance Awards denominated in shares of Common Stock, other than Substitute Awards.

Following approval of the Plan by the stockholders of the Company, the Company shall cease granting awards under the Prior Plans. However, outstanding awards previously granted under the Prior Plans shall remain subject to the terms and conditions of the Prior Plans and shall not be not be subject to the terms and conditions of the Plan.

To the extent that shares of Common Stock subject to an outstanding option, SAR, Stock Award or Performance Award granted under the Plan or a Prior Plan, other than Substitute Awards, are not issued or delivered by reason of (i) the expiration, termination, cancellation or forfeiture of such award (excluding shares subject to an option cancelled upon settlement in shares of a related Tandem SAR or shares subject to a Tandem SAR cancelled upon exercise of a related option) or (ii) the settlement of such award in cash, then such shares of Common Stock shall again be available under this Plan. In addition, shares of Common Stock subject to an award under this Plan or a Prior Plan shall again be available for issuance under this Plan if such shares are (x) shares that were subject to an option or stock-settled SAR and were not issued or delivered upon the net settlement or net exercise of such option or SAR or (y) shares delivered to or withheld by the Company to pay the purchase price or the withholding taxes related to an outstanding award. Notwithstanding the foregoing, shares repurchased by the Company on the open market with the proceeds of an option exercise shall not again be available for issuance under this Plan.

The number of shares of Common Stock available for awards under this Plan shall not be reduced by (i) the number of shares of Common Stock subject to Substitute Awards or (ii) available shares under a stockholder approved plan of a company or other entity which was a party to a corporate transaction with the Company (as appropriately adjusted to reflect such corporate transaction) which become subject to awards granted under this Plan (subject to applicable stock exchange requirements).

Shares of Common Stock to be delivered under this Plan shall be made available from authorized and unissued shares of Common Stock, or authorized and issued shares of Common Stock reacquired and held as treasury shares or otherwise or a combination thereof.

II. STOCK OPTIONS AND STOCK APPRECIATION RIGHTS

2.1 Stock Options. The Committee may, in its discretion, grant options to purchase shares of Common Stock to such eligible persons as may be selected by the Committee. Each option, or portion thereof, that is not an Incentive Stock Option, shall be a Nonqualified Stock Option. To the extent that the aggregate Fair Market Value (determined as of the date of grant) of shares of Common Stock with respect to which options designated as Incentive Stock Options are exercisable for the first time by a participant during any calendar year (under this Plan or any other plan of the Company, or any parent or Subsidiary) exceeds the amount (currently $100,000) established by the Code, such options shall constitute Nonqualified Stock Options.

Options shall be subject to the following terms and conditions and shall contain such additional terms and conditions, not inconsistent with the terms of this Plan, as the Committee shall deem advisable:

(a) Number of Shares and Purchase Price. The number of shares of Common Stock subject to an option and the purchase price per share of Common Stock purchasable upon exercise of the option shall be determined by the Committee; provided, however, that the purchase price per share of Common Stock purchasable upon exercise of an option shall not be less than 100% of the Fair Market Value of a share of Common Stock on the date of grant of such option; provided further, that if an Incentive Stock Option shall be granted to any person who, at the time such option is granted, owns capital stock possessing more than 10 percent of the total combined voting power of all classes of capital stock of the Company (or of any parent or Subsidiary) (a “Ten Percent Holder”), the purchase price per share of Common Stock shall not be less than the price (currently 110% of Fair Market Value) required by the Code in order to constitute an Incentive Stock Option.

Notwithstanding the foregoing, in the case of an option that is a Substitute Award, the purchase price per share of the shares subject to such option may be less than 100% of the Fair Market Value per share on the date of grant, provided, that the excess of: (a) the aggregate Fair Market Value (as of the date such Substitute Award is granted) of the shares subject to the Substitute Award, over (b) the aggregate purchase price thereof does not exceed the excess of: (x) the aggregate fair market value (as of the time immediately preceding the transaction giving rise to the Substitute Award, such fair market value to be determined by the Committee) of the shares of the predecessor company or other entity that were subject to the grant assumed or substituted for by the Company, over (y) the aggregate purchase price of such shares.

(b) Option Period and Exercisability. The period during which an option may be exercised shall be determined by the Committee; provided, however, that no option shall be exercised later than 10 years after its date of grant; provided further, that if an Incentive Stock Option shall be granted to a Ten Percent Holder, such option shall not be exercised later than five (5) years after its date of grant. The Committee may, in its discretion, establish Performance Measures which shall be satisfied or met as a condition to the grant of an option or to the exercisability of all or a portion of an option. The Committee shall determine whether an option shall become exercisable in cumulative or non-cumulative installments and in part or in full at any time. An exercisable option, or portion thereof, may be exercised only with respect to whole shares of Common Stock.

(c) Method of Exercise. An option may be exercised (i) by giving written notice to the Company specifying the number of whole shares of Common Stock to be purchased and accompanying such notice with payment therefor in full (or arrangement made for such payment to the Company’s satisfaction) either (A) in cash or check, (B) by delivery (either actual delivery or by attestation procedures established by the Company) of shares of Common Stock having a Fair Market Value, determined as of the date of exercise, equal to the aggregate purchase price payable by reason of such exercise, (C) authorizing the Company to withhold whole shares of Common Stock which would otherwise be delivered having an aggregate Fair Market Value, determined as of the date of exercise, equal to the amount necessary to satisfy such obligation, (D) in cash by a broker-dealer acceptable to the Company to whom the participant has submitted an irrevocable notice of exercise, (E) such other methods permitted by applicable law, or (F) a combination of the foregoing, in each case, to the extent set forth in the Agreement relating to the option, (ii) if applicable, by surrendering to the Company any Tandem SARs which are cancelled by reason of the exercise of the option and (iii) by executing such documents as the Company may reasonably request. Any fraction of a share of Common Stock which would be required to pay such purchase price shall be disregarded and the remaining amount due shall be paid in cash by the participant. No shares of Common Stock shall be issued and no certificate representing Common Stock shall be delivered until the full purchase price therefor and any withholding taxes thereon, as described in Section 5.5, have been paid (or arrangement made for such payment to the Company’s satisfaction).

2.2 Stock Appreciation Rights. The Committee may, in its discretion, grant SARs to such eligible persons as may be selected by the Committee. The Agreement relating to an SAR shall specify whether the SAR is a Tandem SAR or a Free-Standing SAR.

SARs shall be subject to the following terms and conditions and shall contain such additional terms and conditions, not inconsistent with the terms of this Plan, as the Committee shall deem advisable:

(a) Number of SARs and Base Price. The number of SARs subject to an award shall be determined by the Committee. Any Tandem SAR related to an Incentive Stock Option shall be granted at the same time that such Incentive Stock Option is granted. The base price of a Tandem SAR shall be the purchase price per share of Common Stock of the related option. The base price of a Free-Standing SAR shall be determined by the Committee; provided, however, that such base price shall not be less than 100% of the Fair Market Value of a share of Common Stock on the date of grant of such SAR (or, if earlier, the date of grant of the option for which the SAR is exchanged or substituted).

Notwithstanding the foregoing, in the case of an SAR that is a Substitute Award, the base price per share of the shares subject to such SAR may be less than 100% of the Fair Market Value per share on the date of grant, provided, that the excess of: (a) the aggregate Fair Market Value (as of the date such Substitute Award is granted) of the shares subject to the Substitute Award, over (b) the aggregate base price thereof does not exceed the excess of: (x) the aggregate fair market value (as of the time immediately preceding the transaction giving rise to the Substitute Award, such fair market value to be determined by the Committee) of the shares of the predecessor company or other entity that were subject to the grant assumed or substituted for by the Company, over (y) the aggregate base price of such shares.

(b) Exercise Period and Exercisability. The period for the exercise of an SAR shall be determined by the Committee; provided, however, that (i) no Tandem SAR shall be exercised later than the expiration, cancellation, forfeiture or other termination of the related option and (ii) no Free-Standing SAR shall be exercised later than 10 years after its date of grant. The Committee may, in its discretion, establish Performance Measures which shall be satisfied or met as a condition to the grant of an SAR or to the exercisability of all or a portion of an SAR. The Committee shall determine whether an SAR may be exercised in cumulative or non-cumulative installments and in part or in full at any time. An exercisable SAR, or portion thereof, may be exercised, in the case of a Tandem SAR, only with respect to whole shares of Common Stock and, in the case of a Free-Standing SAR, only with respect to a whole number of SARs. If an SAR is exercised for shares of Restricted Stock, a certificate or certificates representing such Restricted Stock shall be issued in accordance with Section 3.2(c), or such shares shall be transferred to the holder in book entry form with restrictions on the shares duly noted, and the holder of such Restricted Stock shall have such rights of a stockholder of the Company as determined pursuant to Section 3.2(d). Prior to the exercise of a stock-settled SAR, the holder of such SAR shall have no rights as a stockholder of the Company with respect to the shares of Common Stock subject to such SAR.

(c) Method of Exercise. A Tandem SAR may be exercised (i) by giving written notice to the Company specifying the number of whole SARs which are being exercised, (ii) by surrendering to the Company any options which are cancelled by reason of the exercise of the Tandem SAR and (iii) by executing such documents as the Company may reasonably request. A Free-Standing SAR may be exercised (A) by giving written notice to the Company specifying the whole number of SARs which are being exercised and (B) by executing such documents as the Company may reasonably request. No shares of Common Stock shall be issued and no certificate representing Common Stock shall be delivered until any withholding taxes thereon, as described in Section 5.5, have been paid (or arrangement made for such payment to the Company’s satisfaction).

2.3 Termination of Employment or Service. All of the terms relating to the exercise, cancellation or other disposition of an option or SAR (i) upon a termination of employment with or service to the Company of the holder of such option or SAR, as the case may be, whether by reason of termination, resignation, disability, retirement, death or any other reason, or (ii) during a paid or unpaid leave of absence, shall be determined by the Committee and set forth in the applicable Agreement.

2.4 Repricing. The Committee shall have the discretion, without the approval of the stockholders of the Company, to (i) reduce the purchase price or base price of any previously granted option or SAR, (ii) cancel any previously granted option or SAR in exchange for another option or SAR with a lower purchase price or base price or (iii) cancel any previously granted option or SAR in exchange for cash or another award if the purchase price of such option or the base price of such SAR exceeds the Fair Market Value of a share of Common Stock on the date of such cancellation.

2.5 No Dividend Equivalents. Notwithstanding anything in an Agreement to the contrary, the holder of an option or SAR shall not be entitled to receive dividend equivalents with respect to the number of shares of Common Stock subject to such option or SAR.

III. STOCK AWARDS

3.1 Stock Awards. The Committee may, in its discretion, grant Stock Awards to such eligible persons as may be selected by the Committee. The Agreement relating to a Stock Award shall specify whether the Stock Award is a Restricted Stock Award, a Restricted Stock Unit Award or, in the case of an Other Stock Award, the type of award being granted.

3.2 Terms of Restricted Stock Awards. Restricted Stock Awards shall be subject to the following terms and conditions and shall contain such additional terms and conditions, not inconsistent with the terms of this Plan, as the Committee shall deem advisable.

(a) Number of Shares and Other Terms. The number of shares of Common Stock subject to a Restricted Stock Award and the Restriction Period, Performance Period (if any) and Performance Measures (if any) applicable to a Restricted Stock Award shall be determined by the Committee.

(b) Vesting and Forfeiture. The Agreement relating to a Restricted Stock Award shall provide, in the manner determined by the Committee, in its discretion, and subject to the provisions of this Plan, for the vesting of the shares of Common Stock subject to such award (i) if the holder of such award remains continuously in the employment of the Company during the specified Restriction Period or (ii) if specified Performance Measures (if any) are satisfied or met during a specified Performance Period, and for the forfeiture of the shares of Common Stock subject to such award (x) if the holder of such award does not remain continuously in the employment of the Company during the specified Restriction Period or (y) if specified Performance Measures (if any) are not satisfied or met during a specified Performance Period.

(c) Stock Issuance. During the Restriction Period, the shares of Restricted Stock shall be held by a custodian in book entry form with restrictions on such shares duly noted or, alternatively, a certificate or certificates representing a Restricted Stock Award shall be registered in the holder’s name and may bear a legend, in addition to any legend which may be required pursuant to Section 5.6, indicating that the ownership of the shares of Common Stock represented by such certificate is subject to the restrictions, terms and conditions of this Plan and the Agreement relating to the Restricted Stock Award. All such certificates shall be deposited with the Company, together with stock powers or other instruments of assignment (including a power of attorney), each endorsed in blank with a guarantee of signature if deemed necessary or appropriate, which would permit transfer to the Company of all or a portion of the shares of Common Stock subject to the Restricted Stock Award in the event such award is forfeited in whole or in part. Upon termination of any applicable Restriction Period (and the satisfaction or attainment of applicable Performance Measures), subject to the Company’s right to require payment of any taxes in accordance with Section 5.5, the restrictions shall be removed from the requisite number of any shares of Common Stock that are held in book entry form, and all certificates evidencing ownership of the requisite number of shares of Common Stock shall be delivered to the holder of such award.

(d) Rights with Respect to Restricted Stock Awards. Unless otherwise set forth in the Agreement relating to a Restricted Stock Award, and subject to the terms and conditions of a Restricted Stock Award, the holder of such award shall have all rights as a stockholder of the Company, including, but not limited to, voting rights, the right to receive dividends and the right to participate in any capital adjustment applicable to all holders of Common Stock; provided, however, that a distribution or dividend with respect to shares of Common Stock, including a regular cash dividend, shall be deposited with the Company and shall be subject to the same restrictions as the shares of Common Stock with respect to which such distribution was made.

(e) Section 83(b) Election. If a participant makes an election under Section 83(b) of the Code to be taxed with respect to the Restricted Stock as of the date of transfer of the Restricted Stock rather than as of the date or dates upon which such participant would otherwise be taxable under Section 83(a) of the Code, such participant shall be required to deliver a copy of such election to the Company promptly after filing such election with the Internal Revenue Service along with proof of the timely filing thereof.

3.3 Terms of Restricted Stock Unit Awards. Restricted Stock Unit Awards shall be subject to the following terms and conditions and shall contain such additional terms and conditions, not inconsistent with the terms of this Plan, as the Committee shall deem advisable.

(a) Number of Shares and Other Terms. The number of shares of Common Stock subject to a Restricted Stock Unit Award, including the number of shares that are earned upon the attainment of any specified Performance Measures, and the Restriction Period, Performance Period (if any) and Performance Measures (if any) applicable to a Restricted Stock Unit Award shall be determined by the Committee.

(b) Vesting and Forfeiture. The Agreement relating to a Restricted Stock Unit Award shall provide, in the manner determined by the Committee, in its discretion, and subject to the provisions of this Plan, for the vesting of such Restricted Stock Unit Award (i) if the holder of such award remains continuously in the employment of the Company during the specified Restriction Period or (ii) if specified Performance Measures (if any) are satisfied or met during a specified Performance Period, and for the forfeiture of the shares of Common Stock subject to such award (x) if the holder of such award does not remain continuously in the employment of the Company during the specified Restriction Period or (y) if specified Performance Measures (if any) are not satisfied or met during a specified Performance Period.

(c) Settlement of Vested Restricted Stock Unit Awards. The Agreement relating to a Restricted Stock Unit Award shall specify (i) whether such award may be settled in shares of Common Stock or cash or a combination thereof and (ii) whether the holder thereof shall be entitled to receive, on a current or deferred basis, dividend equivalents, and, if determined by the Committee, interest on, or the deemed reinvestment of, any deferred dividend equivalents, with respect to the number of shares of Common Stock subject to such award. Any dividend equivalents with respect to Restricted Stock Units shall be subject to the same vesting conditions as the underlying awards. Prior to the settlement of a Restricted Stock Unit Award, the holder of such award shall have no rights as a stockholder of the Company with respect to the shares of Common Stock subject to such award.

3.4 Other Stock Awards. Subject to the limitations set forth in the Plan, the Committee is authorized to grant other awards that may be denominated or payable in, valued in whole or in part by reference to, or otherwise based on, or related to, shares of Common Stock, including without limitation shares of Common Stock granted as a bonus and not subject to any vesting conditions, dividend equivalents, deferred stock units, stock purchase rights and shares of Common Stock issued in lieu of obligations of the Company to pay cash under any compensatory plan or arrangement, subject to such terms as shall be determined by the Committee. The Committee shall determine the terms and conditions of such awards, which may include the right to elective deferral thereof, subject to such terms and conditions as the Committee may specify in its discretion. Any distribution, dividend or dividend equivalents with respect to Other Stock Awards shall be subject to the same vesting conditions as the underlying awards.

3.5 Termination of Employment or Service. All of the terms relating to the satisfaction of Performance Measures and the termination of the Restriction Period or Performance Period relating to a Stock Award, or any forfeiture and cancellation of such award (i) upon a termination of employment with or service to the Company of the holder of such award, whether by reason of termination, resignation, disability, retirement, death or any other reason, or (ii) during a paid or unpaid leave of absence, shall be determined by the Committee and set forth in the applicable Agreement.

IV. PERFORMANCE AWARDS

4.1 Performance Awards. The Committee may, in its discretion, grant Performance Awards to such eligible persons as may be selected by the Committee.

4.2 Terms of Performance Awards. Performance Awards shall be subject to the following terms and conditions and shall contain such additional terms and conditions, not inconsistent with the terms of this Plan, as the Committee shall deem advisable.

(a) Value of Performance Awards and Performance Measures. The method of determining the value of the Performance Award and the Performance Measures and Performance Period applicable to a Performance Award shall be determined by the Committee.

(b) Vesting and Forfeiture. The Agreement relating to a Performance Award shall provide, in the manner determined by the Committee, in its discretion, and subject to the provisions of this Plan, for the vesting of such Performance Award if the specified Performance Measures are satisfied or met during the specified Performance Period and for the forfeiture of such award if the specified Performance Measures are not satisfied or met during the specified Performance Period.

(c) Settlement of Vested Performance Awards. The Agreement relating to a Performance Award shall specify whether such award may be settled in shares of Common Stock (including shares of Restricted Stock) or cash or a combination thereof. If a Performance Award is settled in shares of Restricted Stock, such shares of Restricted Stock shall be issued to the holder in book entry form or a certificate or certificates representing such Restricted Stock shall be issued in accordance with Section 3.2(c) and the holder of such Restricted Stock shall have such rights as a stockholder of the Company as determined pursuant to Section 3.2(d). Any dividends or dividend equivalents with respect to a Performance Award shall be subject to the same vesting restrictions as such Performance Award. Prior to the settlement of a Performance Award in shares of Common Stock, including Restricted Stock, the holder of such award shall have no rights as a stockholder of the Company.

4.3 Termination of Employment or Service. All of the terms relating to the satisfaction of Performance Measures and the termination of the Performance Period relating to a Performance Award, or any forfeiture and cancellation of such award (i) upon a termination of employment with or service to the Company of the holder of such award, whether by reason of termination, resignation, disability, retirement, death or any other reason, or (ii) during a paid or unpaid leave of absence, shall be determined by the Committee and set forth in the applicable Agreement.

V. GENERAL

5.1 Effective Date and Term of Plan. This Plan shall be submitted to the stockholders of the Company for approval at a special meeting of stockholders in 2021 and shall become effective as of the closing of the business combination consummated pursuant to the Agreement and Plan of Merger, dated as of January 27, 2021, as amended by the First Amendment to Agreement and Plan of Merger dated as of February 25, 2021, the Second Amendment to Agreement and Plan of Merger dated as of May 3, 2021, the Third Amendment to Agreement and Plan of Merger dated as of June 14, 2021 and the Fourth Amendment to Agreement and Plan of Merger dated as of July 12, 2021, by and among Property Solutions Acquisition Corp., PSAC Merger Sub Ltd., and FF Intelligent Mobility Global Holdings Ltd. This Plan shall terminate on the 10th anniversary of the date on which the Plan was approved by stockholders, unless terminated earlier by the Board. Termination of this Plan shall not affect the terms or conditions of any award granted prior to termination.

Awards hereunder may be made at any time prior to the termination of this Plan, provided that no Incentive Stock Option may be granted later than 10 years after the date on which the Plan was approved by the Board. In the event that this Plan is not approved by the stockholders of the Company, this Plan and any awards hereunder shall be void and of no force or effect.

5.2 Amendments. The Board or, subject to applicable law, the Committee may amend, modify, or terminate this Plan or any Agreement as it shall deem advisable; provided, however, that no amendment to the Plan or any Agreement shall be effective without the approval of the Company’s stockholders if (i) stockholder approval is required by applicable law, rule or regulation, including any rule of the NASDAQ Capital Market, or any other stock exchange on which the Common Stock is then traded, or (ii) such amendment seeks to modify the Non-Employee Director compensation limit set forth in Section 1.3; provided further, that no amendment may materially impair the rights of a holder of an outstanding award without the consent of such holder. Notwithstanding anything herein to the contrary, the Board may amend the Plan or any Agreement at any time without the consent of a holder of an outstanding award to company with applicable law, including Section 409A of the Code.

5.3 Agreement. Each award under this Plan shall be evidenced by an Agreement setting forth the terms and conditions applicable to such award. No award shall be valid until an Agreement is executed by the Company and, to the extent required by the Company, executed or electronically accepted by the recipient of such award. Upon such execution or acceptance and delivery of the Agreement to the Company within the time period specified by the Company, such award shall be effective as of the effective date set forth in the Agreement.

5.4 Non-Transferability. No award shall be transferable other than by will, the laws of descent and distribution or pursuant to beneficiary designation procedures approved by the Company or, to the extent expressly permitted in the Agreement relating to such award, to the holder’s family members, a trust or entity established by the holder for estate planning purposes, a charitable organization designated by the holder or pursuant to a domestic relations order, in each case, without consideration. Except to the extent permitted by the foregoing sentence or the Agreement relating to an award, each award may be exercised or settled during the holder’s lifetime only by the holder or the holder’s legal representative or similar person. Except as permitted by the second preceding sentence, no award may be sold, transferred, assigned, pledged, hypothecated, encumbered or otherwise disposed of (whether by operation of law or otherwise) or be subject to execution, attachment or similar process. Upon any attempt to so sell, transfer, assign, pledge, hypothecate, encumber or otherwise dispose of any award, such award and all rights thereunder shall immediately become null and void.

5.5 Tax Withholding. The Company shall have the right to require, prior to the issuance or delivery of any shares of Common Stock or the payment of any cash pursuant to an award made hereunder, payment by the holder of such award of any federal, state, local or other taxes which may be required to be withheld or paid in connection with such award. An Agreement may provide that (i) the Company shall withhold whole shares of Common Stock which would otherwise be delivered to a holder, having an aggregate Fair Market Value determined as of the date the obligation to withhold or pay taxes arises in connection with an award (the “Tax Date”), or withhold an amount of cash which would otherwise be payable to a holder, in the amount necessary to satisfy any such obligation or (ii) the holder may satisfy any such obligation by any of the following means: (A) a cash or check payment to the Company; (B) delivery (either actual delivery or by attestation procedures established by the Company) to the Company of previously owned whole shares of Common Stock having an aggregate Fair Market Value, determined as of the Tax Date, equal to the amount necessary to satisfy any such obligation; (C) authorizing the Company to withhold whole shares of Common Stock which would otherwise be delivered having an aggregate Fair Market Value, determined as of the Tax Date, or withhold an amount of cash which would otherwise be payable to a holder, in either case equal to the amount necessary to satisfy any such obligation; (D) a cash payment by a broker-dealer acceptable to the Company to whom the participant has submitted an irrevocable notice of exercise or sale, (E) such other methods permitted by applicable law, or (F) a combination of the foregoing, in each case to the extent set forth in the Agreement relating to the award. Shares of Common Stock to be delivered or withheld may not have an aggregate Fair Market Value in excess of the amount determined by applying the minimum statutory withholding rate (or, if permitted by the Company, such other rate as will not cause adverse accounting consequences under the accounting rules then in effect, and is permitted under applicable Internal Revenue Service withholding rules). Any fraction of a share of Common Stock which would be required to satisfy such an obligation shall be disregarded and the remaining amount due shall be paid in cash by the holder.

5.6 Restrictions on Shares. Each award made hereunder shall be subject to the requirement that if at any time the Company determines that the listing, registration or qualification of the shares of Common Stock subject to such award upon any securities exchange or under any law, or the consent or approval of any governmental body, or the taking of any other action is necessary or desirable as a condition of, or in connection with, the delivery of shares thereunder, such shares shall not be delivered unless such listing, registration, qualification, consent, approval or other action shall have been effected or obtained, free of any conditions not acceptable to the Company. The Company may require that certificates evidencing shares of Common Stock delivered pursuant to any award made hereunder bear a legend indicating that the sale, transfer or other disposition thereof by the holder is prohibited except in compliance with the Securities Act of 1933, as amended, and the rules and regulations thereunder.

5.7 Adjustment. In the event of any equity restructuring (within the meaning of Financial Accounting Standards Board Accounting Standards Codification Topic 718, Compensation — Stock Compensation or any successor or replacement accounting standard) that causes the per share value of shares of Common Stock to change, such as a stock dividend, stock split, spinoff, rights offering or recapitalization through an extraordinary cash dividend, the number and class of securities available under this Plan, the terms of each outstanding option and SAR (including the number and class of securities subject to each outstanding option or SAR and the purchase price or base price per share), the terms of each outstanding Stock Award (including the number and class of securities subject thereto), and the terms of each outstanding Performance Award (including the number and class of securities subject thereto, if applicable), shall be appropriately adjusted by the Committee, such adjustments to be made in the case of outstanding options and SARs in accordance with Section 409A of the Code. In the event of any other change in corporate capitalization, including a merger, consolidation, reorganization, or partial or complete liquidation of the Company, such equitable adjustments described in the foregoing sentence may be made as determined to be appropriate and equitable by the Committee to prevent dilution or enlargement of rights of participants. In either case, the decision of the Committee regarding any such adjustment shall be final, binding and conclusive.

5.8 Change in Control.

(a) Subject to the terms of the applicable Agreements, in the event of a “Change in Control,” the Board, as constituted prior to the Change in Control, may, in its discretion:

(1)	require that (i) some or all outstanding options and SARs shall become exercisable in full or in part, either immediately or upon a subsequent termination of employment, (ii) the Restriction Period applicable to some or all outstanding Stock Awards shall lapse in full or in part, either immediately or upon a subsequent termination of employment, (iii) the Performance Period applicable to some or all outstanding awards shall lapse in full or in part, and (iv) the Performance Measures applicable to some or all outstanding awards shall be deemed to be satisfied at the target, maximum or any other level;

(2)	require that shares of capital stock of the corporation resulting from or succeeding to the business of the Company pursuant to such Change in Control (or a parent corporation thereof) or other property be substituted for some or all of the shares of Common Stock subject to an outstanding award, with an appropriate and equitable adjustment to such award as determined by the Board in accordance with Section 5.7; and/or

(3)	require outstanding awards, in whole or in part, to be surrendered to the Company by the holder, and to be immediately cancelled by the Company, and to provide for the holder to receive (i) a cash payment in an amount equal to (A) in the case of an option or an SAR, the aggregate number of shares of Common Stock then subject to the portion of such option or SAR surrendered, whether or not vested or exercisable, multiplied by the excess, if any, of the Fair Market Value of a share of Common Stock as of the date of the Change in Control, over the purchase price or base price per share of Common Stock subject to such option or SAR; provided, however, that if the purchase price or base price per share of Common Stock subject to such option or SAR exceeds the Fair Market Value of a share of Common Stock as of the date of the Change in Control, such option or SAR may be cancelled for no consideration, (B) in the case of a Stock Award or a Performance Award denominated in shares of Common Stock, the number of shares of Common Stock then subject to the portion of such award surrendered to the extent the Performance Measures applicable to such award have been satisfied or are deemed satisfied pursuant to Section 5.8(a)(i), whether or not vested, multiplied by the Fair Market Value of a share of Common Stock as of the date of the Change in Control, and (C) in the case of a Performance Award denominated in cash, the value of the Performance Award then subject to the portion of such award surrendered to the extent the Performance Measures applicable to such award have been satisfied or are deemed satisfied pursuant to Section 5.8(a)(i); (ii) shares of capital stock of the corporation resulting from or succeeding to the business of the Company pursuant to such Change in Control (or a parent corporation thereof) or other property, having a fair market value not less than the amount determined under clause (i) above; or (iii) a combination of the payment of cash pursuant to clause (i) above and the issuance of shares or other property pursuant to clause (ii) above.

(b) For purposes of this Plan, a “Change in Control” shall be deemed to have occurred under the following circumstances:

(1)	Change in Ownership of the Company. A change in the ownership of the Company which occurs on the date that any one person, or more than one person acting as a group (“Person”), acquires ownership of the shares of the Company that, together with the shares held by such Person, constitutes more than fifty percent (50%) of the total voting power of the shares of the Company (an “Acquisition”); provided, however, that for purposes of this subsection, the acquisition of additional shares by any one Person, who is considered to own more than fifty percent (50%) of the total voting power of the shares of the Company will not be considered an Acquisition; provided, further, that any change in the ownership of the shares of the Company as a result of a private financing of the Company that is approved by the Board also will not be considered an Acquisition. Further, if the members of the Company immediately before such change in ownership continue to retain immediately after the change in ownership, in substantially the same proportions as their ownership of shares of the Company’s voting shares immediately prior to the change in ownership, direct or indirect beneficial ownership of fifty percent (50%) or more of the total voting power of the shares of the Company or of the ultimate parent entity of the Company, such event shall not be considered an Acquisition under this Section 5.8(b)(1). For this purpose, indirect beneficial ownership shall include, without limitation, an interest resulting from ownership of the voting securities of one or more corporations or other business entities which own the Company, as the case may be, either directly or through one or more subsidiary corporations or other business entities;

(2)	Change in Effective Control of the Company. If the Company has a class of securities registered pursuant to Section 12 of the Exchange Act, a change in the effective control of the Company which occurs on the date that a majority of members of the Board is replaced during any twelve (12) month period by directors whose appointment or election is not endorsed by a majority of the members of the Board prior to the date of the appointment or election. For purposes of this Section 5.8(b)(2), if any Person is considered to be in effective control of the Company, the acquisition of additional control of the Company by the same Person will not be considered an Acquisition;

(3)	Change in Ownership of a Substantial Portion of the Company’s Assets. A change in the ownership of a substantial portion of the Company’s assets which occurs on the date that any Person acquires (or has acquired during the twelve (12) month period ending on the date of the most recent acquisition by such person or persons) assets from the Company that have a total gross fair market value equal to or more than fifty percent (50%) of the total gross fair market value of all of the assets of the Company immediately prior to such acquisition or acquisitions; provided, however, that for purposes of this subsection (c), the following will not constitute a change in the ownership of a substantial portion of the Company’s assets: (A) a transfer to an entity that is controlled by the Company’s members immediately after the transfer, or (B) a transfer of assets by the Company to: (1) a member of the Company (immediately before the asset transfer) in exchange for or with respect to the Company’s shares, an entity, fifty percent (50%) or more of the total value or voting power of which is owned, directly or indirectly, by the Company, (3) a Person, that owns, directly or indirectly, fifty percent (50%) or more of the total value or voting power of all the outstanding shares of the Company, or (4) an entity, at least fifty percent (50%) of the total value or voting power of which is owned, directly or indirectly, by a Person described in this subsection (b)(3). For purposes of this Section 5.8(b)(3), gross fair market value means the value of the assets of the Company, or the value of the assets being disposed of, determined without regard to any liabilities associated with such assets.

provided, that with respect to any nonqualified deferred compensation that becomes payable on account of the Change in Control, the transaction or event described in clause (1), (2) or (3) also constitutes a “change in control event,” as defined in Treasury Regulation §1.409A-3(i)(5) if required in order for the payment not to violate Section 409A of the Code.

For purposes of this Section 5.8, persons will be considered to be acting as a group if they are owners of a corporation that enters into a merger, consolidation, purchase or acquisition of shares, or similar business transaction with the Company.

Further and for the avoidance of doubt, the following transactions will not constitute an Acquisition: (i) a transaction if its sole purpose is to change the jurisdiction of the Company’s incorporation; (ii) a transaction if its sole purpose is to create a holding company that will be owned in substantially the same proportions by the persons who held the Company’s securities immediately before such transaction or (iii) an acquisition of additional voting power of shares held by FF Top Holding LLC, a Delaware limited liability company, as a result of the increase in voting power attributed to a share of Class B common stock, par value $0.0001 per share, of the Company, following the occurrence of a qualifying equity market capitalization of the Company in accordance with the Company’s Second Amended and Restated Certificate of Incorporation (as the same may be amended, restated or otherwise modified from time-to-time).

In addition, a “Person,” as used in this Section 5.8, shall not include (w) the Company or any of its Affiliates; (x) a trustee or other fiduciary holding securities under an employee benefit plan of the Company or any of its Subsidiaries; (y) an underwriter temporarily holding securities pursuant to an offering of such securities; or (z) a corporation owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of stock of the Company.

5.9 Deferrals. The Committee may determine that the delivery of shares of Common Stock or the payment of cash, or a combination thereof, upon the settlement of all or a portion of any award made hereunder shall be deferred, or the Committee may, in its sole discretion, approve deferral elections made by holders of awards. Deferrals shall be for such periods and upon such terms as the Committee may determine in its sole discretion, subject to the requirements of Section 409A of the Code.

5.10 No Right of Participation, Employment or Service. Unless otherwise set forth in an employment agreement, no person shall have any right to participate in this Plan. Neither this Plan nor any award made hereunder shall confer upon any person any right to continued employment by or service with the Company, any Subsidiary or any affiliate of the Company or affect in any manner the right of the Company, any Subsidiary or any affiliate of the Company to terminate the employment or service of any person at any time without liability hereunder.

5.11 Rights as Stockholder. No person shall have any right as a stockholder of the Company with respect to any shares of Common Stock or other equity security of the Company which is subject to an award hereunder unless and until such person becomes a stockholder of record with respect to such shares of Common Stock or equity security.

5.12 Designation of Beneficiary. To the extent permitted by the Company, a holder of an award may file with the Company a written designation of one or more persons as such holder’s beneficiary or beneficiaries (both primary and contingent) in the event of the holder’s death or incapacity. To the extent an outstanding option or SAR granted hereunder is exercisable, such beneficiary or beneficiaries shall be entitled to exercise such option or SAR pursuant to procedures prescribed by the Company. Each beneficiary designation shall become effective only when filed in writing with the Company during the holder’s lifetime on a form prescribed by the Company. The spouse of a married holder domiciled in a community property jurisdiction shall join in any designation of a beneficiary other than such spouse. The filing with the Company of a new beneficiary designation shall cancel all previously filed beneficiary designations. If a holder fails to designate a beneficiary, or if all designated beneficiaries of a holder predecease the holder, then each outstanding award held by such holder, to the extent vested or exercisable, shall be payable to or may be exercised by such holder’s executor, administrator, legal representative or similar person.

5.13 Awards Subject to Clawback. The awards granted under this Plan and any cash payment or shares of Common Stock delivered pursuant to such an award are subject to forfeiture, recovery by the Company or other action pursuant to the applicable Agreement or any clawback or recoupment policy which the Company may adopt from time to time, including without limitation any such policy which the Company may be required to adopt under the Dodd-Frank Wall Street Reform and Consumer Protection Act and implementing rules and regulations thereunder, or as otherwise required by law.

5.14 Section 409A. This Plan is intended to comply with the applicable requirements of Section 409A of the Code and shall be limited, construed and interpreted in accordance with such intent. To the extent that any award is subject to Section 409A of the Code, it shall be paid in a manner that will comply with Section 409A of the Code, including proposed, temporary or final regulations or any other guidance issued by the Secretary of the Treasury and the Internal Revenue Service with respect thereto. Notwithstanding anything herein to the contrary, any provision in this Plan that is inconsistent with Section 409A of the Code shall be deemed to be amended to comply with Section 409A of the Code and to the extent such provision cannot be amended to comply therewith, such provision shall be null and void. The Company shall have no liability to a participant, or any other party, if an award that is intended to be exempt from, or compliant with, Section 409A of the Code is not so exempt or compliant or for any action taken by the Committee or the Company and, in the event that any amount or benefit under this Plan becomes subject to penalties under Section 409A of the Code, responsibility for payment of such penalties shall rest solely with the affected participants and not with the Company. Notwithstanding any contrary provision in this Plan or an Agreement, any payment(s) of “nonqualified deferred compensation” (within the meaning of Section 409A of the Code) that are otherwise required to be made under this Plan to a “specified employee” (as defined under Section 409A of the Code) as a result of such employee’s separation from service (other than a payment that is not subject to Section 409A of the Code) shall be delayed for the first six (6) months following such separation from service (or, if earlier, the date of death of the specified employee) and shall instead be paid (in a manner set forth in the Agreement) upon expiration of such delay period.

5.15 Data Privacy. As a condition for receiving any award under the Plan, each participant explicitly and unambiguously consents to the collection, use and transfer, in electronic or other form, of personal data as described in this Section 5.15 by and among the Company and its Subsidiaries and affiliates exclusively for implementing, administering and managing the participant’s participation in the Plan. The Company and its Subsidiaries and affiliates may hold certain personal information about a participant, including the participant’s name, address and telephone number; birthdate; social security, insurance or other identification number; salary; nationality; job title(s); any shares of Common Stock held in the Company or its Subsidiaries and affiliates; and award details, to implement, manage and administer the Plan and awards (the “Data”). The Company and its Subsidiaries and affiliates may transfer the Data amongst themselves as necessary to implement, administer and manage a participant’s participation in the Plan, and the Company and its Subsidiaries and affiliates may transfer the Data to third parties assisting the Company with Plan implementation, administration and management. These recipients may be located in the participant’s country, or elsewhere, and the participant’s country may have different data privacy laws and protections than the recipients’ country. By accepting an award, each participant authorizes such recipients to receive, possess, use, retain and transfer the Data, in electronic or other form, to implement, administer and manage the participant’s participation in the Plan, including any required Data transfer to a broker or other third party with whom the Company or the participant may elect to deposit any shares of Common Stock. The Data related to a participant will be held only as long as necessary to implement, administer, and manage the participant’s participation in the Plan. A participant may, at any time, view the Data that the Company holds regarding such participant, request additional information about the storage and processing of the Data regarding such participant, recommend any necessary corrections to the Data regarding the participant or refuse or withdraw the consents in this Section 5.15 in writing, without cost, by contacting the local human resources representative. The Company may cancel participant’s ability to participate in the Plan and, in the Committee’s sole discretion, the participant may forfeit any outstanding awards if the participant refuses or withdraws the consents in this Section 5.15. For more information on the consequences of refusing or withdrawing consent, participants may contact their local human resources representative.

5.16 Limitations Applicable to Section 16 Persons. Notwithstanding any other provision of the Plan, the Plan and any award granted or awarded to any individual who is then subject to Section 16 of the Exchange Act shall be subject to any additional limitations set forth in any applicable exemptive rule under Section 16 of the Exchange Act (including Rule 16b-3 of the Exchange Act and any amendments thereto) that are requirements for the application of such exemptive rule. To the extent permitted by applicable law, the Plan and awards granted or awarded hereunder shall be deemed amended to the extent necessary to conform to such applicable exemptive rule.

5.17 Prohibition on Executive Officer Loans. Notwithstanding any other provision of the Plan to the contrary, no participant who is a director or an “executive officer” of the Company within the meaning of Section 13(k) of the Exchange Act shall be permitted to make payment with respect to any awards granted under the Plan, or continue any extension of credit with respect to such payment, with a loan from the Company or a loan arranged by the Company in violation of Section 13(k) of the Exchange Act.

5.18 Governing Law. This Plan, each award hereunder and the related Agreement, and all determinations made and actions taken pursuant thereto, to the extent not otherwise governed by the Code or the laws of the United States, shall be governed by the laws of the State of Delaware and construed in accordance therewith without giving effect to principles of conflicts of laws.

5.19 Foreign Employees. Without amending this Plan, the Committee may grant awards to eligible persons who are foreign nationals and/or reside outside of the United States on such terms and conditions different from those specified in this Plan as may in the judgment of the Committee be necessary or desirable to foster and promote achievement of the purposes of this Plan and, in furtherance of such purposes the Committee may make such modifications, amendments, procedures, subplans and the like as may be necessary or advisable to comply with provisions of laws in other countries or jurisdictions in which the Company or its Subsidiaries operates or has employees.

Faraday Future

SCAN TO
VIEW MATERIALS & VOTE

VOTE BY INTERNET
Before The Meeting - Go to **www.proxyvote.com or scan the QR Barcode above**

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 8:59 p.m. Pacific Time, on September 18, 2025. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. You will need the control number at the left in order to do so.

During The Meeting - Go to **www.virtualshareholdermeeting.com/FFIE2025SM**

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 8:59 p.m. Pacific Time, on September 18, 2025. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign, and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. The proxy card **must be received** before 9:00 a.m. Pacific Time on the day of the meeting.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

V78753-TBD

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

FARADAY FUTURE INTELLIGENT ELECTRIC INC.

PLEASE SIGN EXACTLY AS NAME APPEARS ON THIS CARD. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

Dear Stockholder:

Whether or not you plan to attend the Special Meeting, it is important that the shares be voted. Accordingly, please complete, sign and date the proxy card on the reverse side and return it in the enclosed postage-paid envelope. In the alternative, you have the option to vote the shares by the Internet, telephone or mail or telephone as indicated on the reverse side or by attending the Special Meeting virtually and voting during the Special Meeting. Voting the shares via proxy in advance will not affect your ability to attend the Special Meeting virtually, but regardless of whether or not you plan to attend virtually, we encourage you to vote the shares by proxy in advance in order to ensure that your votes are counted.

Sincerely,

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting:
The Proxy Statement is available at www.proxyvote.com.

V78754-TBD

PROXY

FARADAY FUTURE INTELLIGENT ELECTRIC INC.

PROXY FOR SPECIAL MEETING OF STOCKHOLDERS TO BE HELD ON SEPTEMBER 19, 2025
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE COMPANY

The undersigned hereby appoints Matthias Aydt and Koti Meka or either of them as Proxies, each with full power of substitution and revocation, and hereby authorizes them to represent and to vote, as designated on the reverse side, all shares of common stock of FARADAY FUTURE INTELLIGENT ELECTRIC INC. (the “Company”) held of record by the undersigned as of the close of business on August 6, 2025 at the Special Meeting of Stockholders of the Company to be held on September 19, 2025, at 9:00 a.m. Pacific Time (including any adjournment, postponement or rescheduling thereof, the “Special Meeting”). The undersigned hereby revokes all proxies previously given with respect to the shares covered hereby with respect to the Special Meeting.

This proxy card, when properly executed, will revoke any proxies previously given with respect to the shares covered hereby, and will be voted in the manner directed herein by the undersigned stockholder. IF THIS PROXY CARD IS PROPERLY EXECUTED AND RETURNED BUT NO DIRECTION IS MADE AS TO A PROPOSAL, THE PROXY WILL BE VOTED IN ACCORDANCE WITH THE BOARD OF DIRECTORS’ RECOMMENDATIONS WITH RESPECT TO THAT PROPOSAL. PURSUANT TO THE COMPANY’S BYLAWS, THERE ARE NO OTHER MATTERS OF BUSINESS THAT WILL COME BEFORE THE SPECIAL MEETING.

Please mark, sign, date and return this card promptly using the enclosed envelope.

SEE REVERSE SIDE

Continued and to Be Signed on Reverse Side

SEE REVERSE SIDE